                                                                     EXHIBIT 4.4

================================================================================


                        FACILITY ASSETS LEASE AGREEMENT


                                    between


                           WILMINGTON TRUST COMPANY,
                   not in its individual capacity but solely
                  as Owner Trustee under the Trust Agreement,
                                     Lessor


                                      and


                      MOBIL CHEMICAL FINANCE (TEXAS) INC.,
                                     Lessee


                       Dated as of May 28, 1997

================================================================================

                     Certain Paraxylene Production Facility
                       Assets Located in Beaumont, Texas



================================================================================
AS SET FORTH IN SECTION 14.1 OF THIS LEASE, CERTAIN OF THE RIGHT, TITLE AND INTEREST OF THE LESSOR IN AND TO THIS LEASE HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF STATE STREET BANK AND TRUST COMPANY, AS INDENTURE TRUSTEE, UNDER THE TRUST INDENTURE, DEED OF TRUST, ASSIGNMENT OF LEASE AND SECURITY AGREEMENT, DATED EFFECTIVE AS OF MAY 28, 1997, BETWEEN THE LESSOR AND THE INDENTURE TRUSTEE, AS SUCH INDENTURE MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF. THIS LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OF POSSESSION OF ANY EXECUTED COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART THAT CONTAINS THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE ON OR IMMEDIATELY FOLLOWING THE SIGNATURE PAGE THEREOF.
================================================================================

                               TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
Section 1.             Definitions; Interpretation......................................     1

Section 2.             Lease of Facility Assets, Etc....................................     1
2.1.                   Facility Assets..................................................     1
2.2.                   Personal Property................................................     2
2.3.                   Descriptions.....................................................     2
2.4.                   Site Sublease....................................................     2

Section 3.             Rent.............................................................     4
3.1.                   Basic Rent.......................................................     4
3.2.                   Supplemental Rent................................................     5
3.3.                   Method of Payment................................................     5
3.4.                   Late Payment.....................................................     5
3.5.                   Minimum Payment..................................................     6
3.6.                   Net Lease; No Set-off; Etc.......................................     6
3.7.                   [Intentionally Omitted]..........................................     8
3.8.                   Premium..........................................................     8

Section 4.             Recomputation of Basic Rent Percentages,
                       Stipulated Loss Value Percentages, Termination
                       Value Percentages and EBO Percentages............................     8
4.1.                   Adjustments to Basic Rent Percentages............................     8
4.2.                   Limitations on Adjustments.......................................    10
4.3.                   Timing of Adjustments............................................    10
4.4.                   Confirmation of Adjustments......................................    11
4.5.                   Further Assurances...............................................    12

Section 5.             Renewal..........................................................    12
5.1.                   Renewal..........................................................    12
5.2.                   Rent.............................................................    13
5.3.                   Notice...........................................................    13
5.4.                   Stipulated Loss Values and Termination
                       Values...........................................................    14

Section 6.             Purchase Options.................................................    14
6.1.                   Purchase Options.................................................    14
6.2.                   Notice of Election; Manner of Purchase;
                       Transfer After Purchase..........................................    16
6.3.                   Assumption of Secured Notes......................................    20

Section 7.             Early Termination................................................    21
7.1.                   Early Termination Decision.......................................    21
7.2.                   Notice of Termination............................................    21


7.3.                    Right of Lessee to Purchase; Sale of
                        Facility; Termination Payment......................   22
7.4.                    Retention of Facility by Lessor upon an
                        Obsolescence Termination...........................   25

Section 8.              Relinquishment of Possession and Use of
                        Facility Assets....................................   26

Section 9.              Quiet Enjoyment; Disclaimer of
                        Warranties.........................................   28
9.1.                    Quiet Enjoyment....................................   28
9.2.                    Disclaimer of Warranties...........................   28
9.3.                    Enforcement of Warranties..........................   29

Section 10.             Liens..............................................   30

Section 11.             Operation and Maintenance; Inspection;
                        Replacements and Modifications; Operator...........   30
11.1.                   Operation and Maintenance..........................   30
11.2.                   Inspection and Reports.............................   31
11.3.                   Required Modifications.............................   31
11.4.                   Optional Modifications.............................   32
11.5.                   Title to Modifications and Components;
                        Purchase Option for Severable
                        Modifications......................................   32
11.6.                   Payment for Modifications and Replacement
                        Components.........................................   33
11.7.                   Replacement of Components; Removal of
                        Property...........................................   34
11.8.                   Operator...........................................   35

Section 12.             Event of Loss......................................   35
12.1.                   Notice of Event of Loss............................   35
12.2.                   Payment of Stipulated Loss Value, Etc..............   35
12.3.                   Application of Other Payments upon the
                        Occurrence of an Event of Loss.....................   37
12.4.                   Application of Payments Not Relating to
                        an Event of Loss...................................   37
12.5.                   Other Dispositions.................................   37

Section 13.             Insurance..........................................   38
13.1.                   Coverage...........................................   38
13.2.                   Adjustment of Losses...............................   40
13.3.                   Application of Insurance Proceeds..................   40
13.4.                   Additional Insurance...............................   40
13.5.                   Annual Insurance Report............................   40


Section 14.             Rights to Assign or Lease..........................   41
14.1.                   Assignment by Lessor; Security for
                        Lessor's Obligations to Indenture
                        Trustee............................................   41
14.2.                   Assignment and Sublease by Lessee..................   42

Section 15.             Lease Events of Default............................   43

Section 16.             Remedies...........................................   46
16.1.                   In General.........................................   46
16.2.                   Continuing Obligations.............................   50
16.3.                   Remedies Cumulative................................   51

Section 17.             Notices............................................   51

Section 18.             Other Rights.......................................   51
18.1.                   Lessor's Right to Perform..........................   51
18.2.                   Performance by Affiliates, Etc.; Rights............   52

Section 19.             Miscellaneous......................................   52
19.1.                   Amendments in Writing..............................   52
19.2.                   Severability of Provisions.........................   52
19.3.                   Governing Law......................................   53
19.4.                   Headings...........................................   53
19.5.                   Counterpart Execution..............................   53
19.6.                   Successors and Assigns.............................   53
19.7.                   Investment of Security Funds.......................   53
19.8.                   Immunities; Satisfaction of Undertakings;
                        Successor Owner Trustee............................   54
19.9.                   Performance of Obligations to Indenture
                        Trustee and Holders................................   55
19.10.                  True Lease.........................................   55
19.11.                  Survival of Agreements.............................   55
19.12.                  Rule Against Perpetuities..........................   56
19.13.                  No Merger..........................................   56
19.14.                  Usury..............................................   56
19.15.                  No Joint Venture...................................   56

SCHEDULES

Schedule 1 Basic Rent Accrual
Schedule 2 Stipulated Loss Value Schedule
Schedule 3 Termination Value Percentages
Schedule 4 EBO Dates, EBO Percentages and Installment Schedules

EXHIBITS

Exhibit A  Description of Facility Assets

                        FACILITY ASSETS LEASE AGREEMENT
                        -------------------------------

     THIS FACILITY ASSETS LEASE AGREEMENT, dated as of MAY 28, 1997, is between WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, except as provided in Section 19.8, but solely as Owner Trustee under the Trust Agreement, as Lessor, and MOBIL CHEMICAL FINANCE (TEXAS) INC., a Delaware corporation, as Lessee.

                                   RECITALS:

     A. Pursuant to the Conveyancing Instrument, Mobil Oil Corporation, a New York corporation, is selling all of its right, title and interest in and to the Facility Assets to the Lessor and, pursuant to the Ground Lease, the Ground Lessor is entering into the Ground Lease with the Lessor.

     B. Pursuant to this Lease, the Lessor desires to lease the Facility Assets and sublease the Site to the Lessee, and the Lessee desires to lease the Facility Assets and sublease the Site from the Lessor.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       Section 1. Definitions; Interpretation.  For the purposes hereof,
                  ---------------------------
capitalized terms used herein (including those used in the preamble and in the foregoing recitals) and not otherwise defined herein shall have the meanings assigned to them in Appendix A, which Appendix A shall for all purposes constitute part of this Lease and shall be subject to amendment in accordance with the terms and provisions hereof. References in this Lease to Sections, subsections, Schedules, Appendices and Exhibits are to Sections and subsections of, and Schedules, Appendices and Exhibits to, this Lease unless otherwise indicated.

      Section 2.  Lease of Facility Assets, Etc.
                  -----------------------------

       2.1.   Facility Assets.  Upon the terms and subject to the conditions of
              ---------------
this Lease, the Lessor agrees to lease and hereby leases the Facility Assets to the Lessee, and the Lessee agrees to lease and hereby leases the Facility Assets from the Lessor, for the Basic Lease Term and, subject to the exercise by the Lessee of its renewal option or options as provided in Section 5, the Renewal Term or Renewal Terms.

       2.2.   Personal Property.  To the maximum extent permitted by law, the
              -----------------
parties hereto stipulate and agree that the Facility Assets and all Modifications to the Facility Assets and every portion thereof are severed, and shall be and remain severed, to the maximum extent permitted by law, from any real estate underneath the Facility Assets, even if physically attached thereto. To the maximum extent permitted by law, the parties hereto agree that the Facility Assets and all Modifications to the Facility Assets and every portion thereof, shall constitute personal property and shall not be or become fixtures or otherwise part of the real estate underneath the Facility Assets or of any other real property.

       2.3.   Descriptions.  The Facility Assets are described in Exhibit A.
              ------------

       2.4.   Site Sublease.  (a)  The Lessor hereby subleases the Site to the
              -------------
Lessee and the Lessee hereby subleases the Site from the Lessor, for a period ending on the final day of the Lease Term. During the Basic Lease Term, the Lessee shall pay on each anniversary of the Closing Date, the amount equal to the rent payments due under Section 5.1(a) of the Ground Lease as a sublease rental payment for the Site for the one-year period ending on such anniversary or, in the case of the first anniversary of the Closing Date, for the period commencing on the Closing Date and ending on such anniversary, and during any Renewal Term, the Lessee shall make payments on each anniversary of the Closing Date of amounts equal to the rent payments under Section 5.1(b) of the Ground Lease as a sublease rental payment for the Site for the one-year period ending on such anniversary; provided that the Lessor hereby irrevocably directs the
                     --------
Lessee to pay directly all such sublease rental payments to the Ground Lessor, as payment, on behalf of the Ground Lessee, of the rental payments due under the Ground Lease for the lease period or periods under the Ground Lease corresponding to the Lease Term.

      (b)  During the Lease Term, the Lessor shall (i) not terminate, modify or
                                                    -
amend the Ground Lease without the prior written consent of the Lessee; (ii)
                                                                         --
promptly make all payments due and owing under the Ground Lease; provided that,
                                                                 --------
except as provided in Section 2.4(c), the Lessor shall be obligated hereunder to make any rent payments under the Ground Lease only if it has received from the Lessee the amounts required to be paid by the Lessee pursuant to this Section 2.4 and (iii)
                                                                            ---
exercise such renewals and extensions of the Ground Lease as may be necessary to afford the Lessee the ability to remain in possession of the Facility Assets for the Lease Term.

      (c) During the Lease Term, the Lessee agrees that it shall perform all of the obligations of the Lessor as Ground Lessee under the Ground Lease that arise or are otherwise attributable to the period prior to the end of the Lease Term, other than the Lessor's obligations under Section 8 of the Ground Lease. Upon the terms and subject to the conditions of this Lease, the Lessor hereby also assigns to the Lessee, for the Basic Lease Term and, subject to the exercise by the Lessee of its renewal option or options as provided in Section 5, the Renewal Term or Renewal Terms, the right to exercise, to the exclusion of the Lessor for so long as the Lessee shall rightfully be in possession of the Facility under this Lease, all of the rights granted to the Lessor pursuant to the Ground Lease. From and after the end of the Lease Term, the Lessee shall have no obligation to perform any of the Lessor's obligations as Ground Lessee under the Ground Lease.

      (d) So long as no Specified Lease Event of Default has occurred and is continuing, the Lessor, from time to time at the request of the Lessee or the Operator, shall, subject to the terms of the Ground Lease, (i) sell, assign,
                                                            -
convey or otherwise transfer any interest in the Site to any Person legally empowered to take such interest under the power of eminent domain in anticipation thereof; (ii) grant easements and other rights in the nature of
                       --
easements in respect of the Site; (iii) release existing easements or other
                                   ---
rights in the nature of easements which are for the benefit of the Site; (iv)
                                                                          --
dedicate or transfer unimproved portions of the Site for road, highway or other public purposes; (v) execute petitions to have the Site annexed to any municipal
                  -
corporation or utility district; (vi) execute amendments to any covenants and
                                  --
restrictions affecting the Site and (vii) execute and deliver to any Person any
                                     ---
instrument appropriate to confirm or effect such grants, releases, dedications and transfers, but only if (x) such sale, assignment, conveyance, grant,
                            -
release, dedication or transfer does not in any material respect impair the usefulness of the Site for the purposes for which the Site is being used in respect of the Facility Assets or the possessory interests of the Lessor in the Site under the terms and conditions of the Ground Lease or in any material respect adversely affect the Fair Market Sales Value, residual value, utility or remaining useful life of the Facility Assets or cause the Facility Assets to constitute "limited use property" within the meaning of Revenue Procedure 76-30 or effect a transfer of title to any of the Facility Assets and the Lessor shall have received a certificate or certificates of a Vice President or other duly authorized officer of the Lessee or the Operator to such effect and, if such grant, release, dedication or transfer is to any Person legally empowered to take such interest under the power of eminent domain, also to the effect that such action is being taken in anticipation that the interest in question would otherwise be taken under the power of eminent domain and (y)
                                                                            -
the Lessor shall have received a duly authorized and binding undertaking of the Lessee to remain obligated under this Lease. As between the Lessor and the Lessee, the Lessee shall be entitled to receive any consideration paid in connection with any such grant, release, dedication or transfer. In addition, the Lessee shall have the right to grant easements or other rights for the benefit of the Facility or which are deemed reasonably necessary for the Lessee's, any sublessee's or the Operator's use of the Facility; provided that such easements or other rights satisfy the definition of Permitted Lien. As between the Lessor and the Lessee, if the Lessee or any Affiliate thereof receives any monetary or other consideration for such easements, such Person shall be entitled to retain such consideration in every event. The Lessee may exercise its right to grant easements and other rights without the joinder of or the consent of the Lessor; provided that the Lessor agrees to cooperate and join in the execution of any such easement or other instrument, at the Lessee's sole cost and expense.

           Section 3.  Rent.
                       ----

       3.1.   Basic Rent.  The Lessee shall pay to the Lessor, as Basic Rent for
              ----------
the Facility Assets, semi-annual installments of Basic Rent on the Basic Rent Payment Dates during the Basic Lease Term. Basic Rent with respect to any Renewal Term shall be payable as provided in Section 5.2. Subject to adjustment as provided herein, each such installment of Basic Rent during the Basic Lease Term shall be in an amount equal to the percentage set forth in Schedule 1 opposite the applicable Basic Rent Payment Date multiplied by Lessor's Cost. Each installment of Basic Rent shall be in advance or in arrears and shall apply to a specific semi-annual period, in each case as specified in Schedule 1. The Lessor and Lessee agree that Basic Rent shall be allocated as follows: each installment of Basic Rent that is indicated as payable in advance will be allocated over the period beginning on the Basic Rent Payment Date on which such advance payment is scheduled to be made and ending on the day immediately preceding the next Basic Rent Payment Date or the end of the Lease Term, as applicable, and each installment of Basic Rent that is indicated as payable in arrears will be accrued over the period commencing on the Closing Date or the Basic Rent Payment Date, as applicable, immediately preceding the Basic Rent Payment Date on which such arrears payment is scheduled to be made and ending on the day immediately preceding the Basic Rent Payment Date on which such arrears payment is scheduled to be made.

       3.2.   Supplemental Rent.  The Lessee shall pay to the Lessor, for its
              -----------------
own account, or to the Person entitled thereto, as provided herein or in any other Operative Document, any and all Supplemental Rent, promptly as the same shall become due and payable, and, in the event of any failure on the part of the Lessee to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein in the case of non-payment of Basic Rent.

       3.3.   Method of Payment.  Subject to Section 14.1, all Basic Rent and
              -----------------
Supplemental Rent payable to the Lessor shall be paid to the Owner Trustee's account specified in Schedule 1 to the Participation Agreement or to such other account at such other place in the United States of America as the Lessor shall specify in writing to the Lessee at least five (5) Business Days prior to the due date thereof. All Supplemental Rent payable to any Person other than the Lessor pursuant to any Operative Document shall be paid directly to such Person as provided in such Operative Document. Each payment of Rent shall be made by the Lessee in immediately available funds, on or before 12:00 noon, New York time at the place of receipt, on the scheduled date on which such payment shall be due, unless such scheduled date shall not be a Business Day in which case such payment shall be due and payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date.

       3.4.   Late Payment.  If any Rent shall not be paid when due, the Lessee
              ------------
shall pay to the Lessor (or, in the case of Supplemental Rent, to the Lessor for its own account or to the Person entitled thereto as provided herein or in any other Operative Document), as Supplemental Rent, interest (to the extent permitted by applicable law) on such overdue amount from and including the due date thereof to but excluding the date of payment thereof (unless payment is made after 12:00 noon, New York time at the place of receipt, in which event such date of payment shall be included) at the Overdue Rate, but not to exceed the Maximum Rate (as defined in Section 19.14).

       3.5.   Minimum Payment.  Notwithstanding any other provision of this
              ---------------
Lease (including, without limitation, Section 4) or any other Operative Document
(a) the amount of Basic Rent payable on each Basic Rent Payment Date, as the
 -
same may be adjusted pursuant to Section 4, shall be at least equal to the aggregate amount of scheduled principal and accrued interest due and payable on the Secured Notes Outstanding on such Basic Rent Payment Date, and (b) the
                                                                    -
amount of Stipulated Loss Value and Termination Value as of any date and the amount of the initial installment of the applicable EBO Purchase Price as of any applicable EBO Date, as each such amount may be adjusted pursuant to Section 4, together with the Rent payable under this Lease on such date (excluding, in each case, any portion thereof constituting an Excepted Payment), shall be at least equal to the aggregate amount of principal and accrued interest which would be due and payable on the Secured Notes Outstanding on such date assuming such date or EBO Date, as the case may be, was the date such payment was due on the Secured Notes in respect of any payment by the Lessee of Stipulated Loss
Value, Termination Value or EBO Purchase Price.

       3.6.   Net Lease; No Set-off; Etc.  This Lease is a net lease and,
              --------------------------
notwithstanding any other provision of this Lease, the obligation of the Lessee to pay Rent hereunder or any amount due and owing under Section 2.4 shall be absolute and unconditional and shall not be affected by any circumstance of any character, including, without limitation: (a) counterclaim, set-off, deduction,
                                            -
defense, abatement, suspension, deferment, diminution or reduction; (b) any
                                                                     -
defect in the condition, design, quality or fitness for use of the Facility Assets or the Site or any part thereof or interest therein or any environmental condition affecting the Facility; (c) any damage to, removal, abandonment,
                                   -
salvage, loss, scrapping or destruction of or any requisition or taking of the Facility Assets or the Site or any part thereof or interest therein; (d) any
                                                                      -
restriction, prevention, interruption or curtailment of or interference with any use, operation or possession of the Facility Assets or the Site or any part thereof or interest therein; (e) any defect in, or any Lien on, title
                              -
to the Facility Assets or the Site or any part thereof or interest therein; (f)
                                                                             -
any change, waiver, extension, indulgence or other action or omission in respect of any obligation or liability of the Lessee or the Lessor; (g) any bankruptcy,
                                                             -
insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Lessee, the Guarantor, the Indenture Trustee, the Lessor, the Owner Participant, the Loan Participant, any Holder
or any other Person, or any action taken with respect to this Lease by any trustee or receiver of any Person mentioned above or by any court; (h) any claim
                                                                    -
that the Lessee or the Guarantor has or might have against any Person, including, without limitation, the Indenture Trustee, the Loan Participant, the Lessor, the Owner Participant or any Holder (but this Section 3.6 shall not constitute a waiver of any such claim); (i) any failure on the part of the
                                         -
Lessor, the Indenture Trustee, the Owner Participant or the Loan Participant to perform or comply with any of the terms hereof or of any other agreement (but this Section 3.6 shall not constitute a waiver of a claim that has arisen or might arise out of or relating to such failure); (j) any invalidity or
                                                  -
unenforceability or disaffirmance of this Lease or any of the other Operative Documents or any provision hereof or thereof, whether against or by the Lessee or otherwise or (k) any other occurrence whatsoever, whether similar or
                 -
dissimilar to the foregoing, whether or not the Lessee shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, the Lessee, to the extent permitted by law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution or reduction of Rent payable by the Lessee hereunder. All payments by the Lessee of Basic Rent, Stipulated Loss Value, Termination
Value, EBO Purchase Price or Fixed Price Purchase Amount (or amounts payable by reference thereto) made hereunder as required hereby shall be final absent manifest error, and the Lessee shall not seek to recover any such payment or any part thereof for any reason whatsoever absent manifest error. If this Lease shall be terminated in whole or in part for any reason whatsoever, the Lessee shall, except as expressly provided herein, nonetheless pay to the Lessor (or, in the case of Supplemental Rent, to the Person entitled to such Supplemental Rent as specified herein or in the appropriate Operative Document) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part. Nothing contained in this Section 3.6 shall be construed as (a) a guaranty of (i) the value of the
              -                 -

Facility upon the expiration or termination of the Basic Lease Term or any Renewal Term, (ii) the useful life of the Facility Assets or (iii) payment of
               --                                             ---
any of the Secured Notes, (b) a prohibition of assertion of any claim against
                           -
any manufacturer, supplier, dealer, vendor, contractor, subcontractor or installer with respect to the Facility Assets or any part thereof or (c) a
                                                                      -
waiver by the Lessee of any of its rights under any of the Operative Documents or under any of the Pass Through Trust Documents or of its right to assert and sue upon any claims it may have against any other Person in one or more separate actions.

       3.7.   [Intentionally Omitted].

       3.8.   Premium.  The Lessee shall also pay to the Indenture Trustee on
              -------
behalf of the Lessor, as Supplemental Rent, an amount on an After-Tax Basis equal to any amount payable by the Lessor as Premium, as and when any such Premium shall be due and payable under the Indenture; provided, however, that
                                                      --------  -------
the Lessee shall have no obligation to pay on behalf of the Lessor or the Owner Participant any Premium payable by the Lessor or the Owner Participant (or to otherwise reimburse the Lessor or the Owner Participant, whether hereunder or under any of the other Operative Documents, for any Premium paid by the Lessor or the Owner Participant) (x) pursuant to Section 3.06 of the Indenture or (y)
                           -                                                 -
with respect to any Indenture Event of Default that is not a Lease Event of Default.

       Section 4. Recomputation of Basic Rent Percentages, Stipulated Loss
                  ---------------------------------------------------------
     Value Percentages, Termination Value Percentages and EBO Percentages.
     --------------------------------------------------------------------

       4.1.   Adjustments to Basic Rent Percentages. (a)  Subject to the
              -------------------------------------
following provisions of this Section 4, the Basic Rent Percentages shall be appropriately adjusted by such amounts and in such a manner as shall preserve the Owner Participant's Net Economic Return in the event that for any reason:

       (i) after the Closing Date, the actual amount of Transaction Expenses paid by the Lessor (and not paid or otherwise reimbursed by the Lessee as contemplated by Section 2.9(b) of the Participation Agreement) as a percentage of Lessor's Cost is other than such amount specified in Schedule 2 to the Participation Agreement, as the amount has been theretofore adjusted pursuant to Section 2.12 of the Participation Agreement;

         (ii) the Secured Notes are refinanced or refunded at any time pursuant to Section 15 of the Participation Agreement;

        (iii) Additional Notes are issued by the Lessor (without the investment of additional equity by the Owner Participant) in connection with a Supplemental Financing pursuant to Section 14 of the Participation Agreement;

         (iv) Additional Notes are issued by the Lessor, and the Owner Participant makes an additional equity investment, in connection with a Supplemental Financing pursuant to Section 14 of the Participation Agreement (in which case the adjustment of the Basic Rent Percentages pursuant to this Section 4 shall preserve the Owner Participant's Net Economic Return except as necessary to reflect the terms and conditions agreed to by the Owner Participant and the Lessee pursuant to Section 14 of the Participation Agreement); or

       (v) the actual Closing Date is a date other than the date specified as the Closing Date in the notice of closing delivered by the Lessee pursuant to Section 2.4 of the Participation Agreement; provided that such event
                                                    --------
     shall result in adjustments hereunder only to the extent no adjustments were made with respect to such event under Section 2.12 of the Participation Agreement.

      (b) In connection with any such adjustment to the Basic Rent Percentages made pursuant to this Section 4.1, appropriate corresponding adjustments shall be made to the Stipulated Loss Value Percentages, Termination Value Percentages and EBO Percentages. Subject to the following provisions of this Section 4 and the provisions of Section 3.5 hereof, the Stipulated Loss Value Percentages and Termination Value Percentages shall also be appropriately adjusted upon the occurrence of a Tax Loss for which the Lessee has become obligated to make payments to the Owner Participant under Section 5 of the Tax Indemnity Agreement. Any adjustment pursuant hereto shall be made in such manner as to comply in all respects with Section 3.5 and, to the extent consistent with the foregoing provisions of this Section 4.1 (including preserving the Owner Participant's Net Economic Return), minimize (to the greatest extent possible) the Lessee's Net Present Value Cost.

       4.2.  Limitations on Adjustments .  (a)  Any adjustment to the Basic Rent
             ---------------------------
Percentages, Stipulated Loss Value Percentages, Termination Value Percentages and EBO Percentages pursuant to this Section 4 shall be computed in a manner so as to satisfy the requirements of sections 4.02(5) and 4.07(1) and (2) of Revenue Procedure 75-28, 1975-1 C.B. 752, and the safe harbor for purposes of
Section 467(b)(2) of the Code and the Treasury Regulations thereunder as in effect at the time of such adjustment for rent within a range of 10% above or below the average rent (the "90/110 test"); provided, that an adjustment of the
                             -----------    --------
Basic Rent Percentages shall be governed by the foregoing requirements of section 4.07 of Revenue Procedure 75-28 and the 90/110 test only to the extent that Basic Rent as of the Closing Date satisfied such requirements unless there has been a change in tax law.

      (b) In making any adjustment pursuant to this Section 4, each of the Non-tax and Tax Pricing Assumptions set forth in Schedule 2 to the Participation Agreement and the other assumptions and methods of calculation and constraints employed in the calculation of the Basic Rent Percentages, Stipulated Loss Value Percentages, Termination Value Percentages and EBO Percentages as reflected in
Schedule 2 to the Participation Agreement (as such pricing assumptions shall have been modified as a result of the event giving rise to the adjustment under
Section 4.1 or previous adjustments under this Section 4 or under Section 2.12 of the Participation Agreement) shall be used consistently in such adjustment subject to the constraints specifically provided herein.

      (c) In making any adjustment required pursuant to Section 4.1, no adjustment shall be made to reflect the application of section 861 or 168(d)(3) of the Code.

      (d) No adjustment shall be made to an EBO Percentage if the adjusted EBO Percentage will be less than the estimated Fair Market Sales Value of the Facility Assets at the applicable EBO Date (taking into account inflation), as determined by the Appraiser in the Final Appraisal.

       4.3.   Timing of Adjustments.  All adjustments to be made pursuant to
              ---------------------
this Section 4 shall be made as soon as practicable after the event giving rise to the adjustment (except that the adjustments pursuant to Section 4.1(a)(i) and (v) shall be made prior to the first Basic Rent Payment Date) and, in the case of adjustments to Basic Rent Percentages, shall be made in respect of installments of

Basic Rent becoming due on and after the date such adjustment is made;

provided that all adjustments to the Stipulated Loss Value Percentages,
--------
Termination Value Percentages and EBO Percentages shall be effective immediately; provided, however, that no adjustment shall be final, if subject to
             --------  -------
verification pursuant to Section 4.4, until such verification is completed.

       4.4.   Confirmation of Adjustments.  (a)  The amount of any adjustment
              ---------------------------
pursuant to this Section 4 shall be determined by the Owner Participant, which shall provide to the Lessee, the Lessor and the Indenture Trustee notice of such adjustment accompanied by an Officer's Certificate of the Owner Participant, which Officer's Certificate shall set forth the amount of and the reason for any such adjustment, specify in reasonable detail (but without disclosure of confidential information) the basis of the calculation of such adjustment (which basis shall be consistent with the provisions of this Section 4) and confirm that such adjustment was made in accordance with the provisions of this
Section 4. Such adjustment shall become effective as of the date therein set forth (determined in accordance with Section 4.3 and subject to later revision, if any, pursuant to Section 4.4(b)) upon delivery by the Owner Participant to the Lessee of such notice and Officer's Certificate.

      (b) Within thirty (30) Business Days after receipt of such Officer's Certificate, the Lessee may request that such adjustment and confirmation be verified by a nationally recognized, independent public accounting firm that regularly audits the financial statements of, or is selected by, the Owner Participant and reasonably acceptable to the Lessee. In performing such verification pursuant to the preceding sentence, such accounting firm shall be given access by the Owner Participant to the assumptions, methods, constraints, computations, programs and files utilized by the Owner Participant in calculating such proposed adjustment and employed in the calculation of the Basic Rent Percentages, Stipulated Loss Value Percentages, Termination Value Percentages and EBO Percentages, subject to the execution of such confidentiality agreements as the Owner Participant shall reasonably request (which agreements shall prohibit disclosure of the Owner Participant's assumptions, methodology, constraints, programs or files to any third party, including the Lessee). Under no circumstances shall such independent public accounting firm or any other Person be entitled to review the tax returns of the Owner Participant. Any revised adjustment resulting from such verification shall become effective in the case of Basic

Rent on the next Basic Rent Payment Date or otherwise immediately after such verification has been concluded, and shall take into account any underpayment or overpayment resulting from the original proposed adjustment.

      (c) Such verification by such accounting firm shall be at the expense of the Lessee unless the net present value (using the Debt Rate) of Basic Rent, or the amount of any EBO Purchase Price, Termination Value or Stipulated Loss Value, as determined by the Owner Participant, exceeds by more than ten (10) basis points the net present value of Basic Rent, or the amount of such EBO Purchase Price, Termination Value or Stipulated Loss Value, as determined by such accounting firm.

       4.5.   Further Assurances.  At the time any adjustment is made pursuant
              ------------------
to this Section 4, the parties hereto shall, at the Lessee's expense, enter into an amendment or supplement to this Lease to reflect such adjustment and shall enter into such amendments and supplements to the other Operative Documents and do such further acts as may be reasonably required in order to effectuate such adjustment; provided that such adjustment shall become effective as provided in
            --------
Section 4.4 without regard to the date on which such amendment or supplement to this Lease is executed and delivered .

       Section 5. Renewal.
                  -------

       5.1.   Renewal.  The Lessee shall have the right to renew this Lease:
              -------

      (a)  at the end of the Basic Lease Term for a Fair Market Renewal Term; or

      (b) at the end of any Fair Market Renewal Term for an additional Fair Market Renewal Term;

provided that (i) the term of any Fair Market Renewal Term shall be two years,
--------       -
except that at the Lessee's election the initial Fair Market Renewal Term may be four (4) years and (ii) the term of any Fair Market Renewal Term may not extend
                    --
beyond four (4) years after the end of the Basic Lease Term. It shall be a condition to the renewal of this Lease for any Renewal Term that no Specified Lease Event of Default shall have occurred and be continuing at the time of notice or the commencement of such Renewal Term.

       5.2.  Rent.  All of the terms and provisions of this Lease shall be
             ----
applicable during any Renewal Term, except that (1) the Lessee shall pay to
                                                   -
the Lessor as Basic Rent in arrears on each Basic Rent Payment Date during any Fair Market Renewal Term, an amount equal to the semi-annual installment of the Fair Market Rental Value of the Facility Assets (pro rated in the case of a partial rent period of a Fair Market Renewal Term), as determined in accordance with Section 5.3 and (2) Stipulated Loss Values and Termination Values during
                      -
any such Renewal Term shall be calculated as set forth in Section 5.4.

       5.3.   Notice.  At any time at least 365 days prior to (x) the scheduled
              ------                                           -
expiration of the Basic Lease Term or (y) the scheduled expiration of any
                                       -
Renewal Term then in effect, as the case may be (but in any case not earlier than nine (9) months prior to the commencement of the applicable Return Arrangement Period), the Lessee may notify the Lessor that it desires to obtain an appraisal with respect to the Fair Market Sales Value of the Facility Assets as of such expiration and, if applicable or if requested by the Lessee, the Fair Market Rental Value of the Facility Assets as of such expiration. Promptly after the Lessee shall have delivered such notice, the Lessee and the Lessor shall attempt to agree upon such amounts. If the Lessee and the Lessor shall fail to agree within thirty (30) days after the giving of such notice, such amounts shall be determined pursuant to the Appraisal Procedure. If the Lessee elects to renew this Lease for a Renewal Term, the Lessee shall provide the Lessor at least 270 days prior to (x) the scheduled expiration of the Basic
                                   -
Lease Term or (y) the scheduled expiration of a Renewal Term then in effect, as
               -
the case may be (but in any case not earlier than six (6) months prior to the commencement of the Return Arrangement Period) with an irrevocable written notice of its intention to renew this Lease but the Lessee need not specify the Renewal Term (any such notice, a "Renewal Notice"); provided that the Lessee
                                  --------------    --------
shall, by irrevocable written notice delivered to the Lessor at any time prior to the sixtieth (60th) day preceding the scheduled expiration of the Basic Lease Term or prior to the thirtieth (30th) day preceding the scheduled expiration of any Renewal Term then in effect, (i) elect to renew the Lease pursuant to any
                                  -
one of the options provided for in Section 5.1(a) or (b) by specifying such option or (ii) elect to purchase the Facility pursuant to Section 6.1(a) so long
           --
as, in each case, the Lessee would have been entitled hereunder to elect to exercise such other option on the date of the delivery by the Lessee of the applicable Renewal Notice and so long as the Lessee shall have otherwise complied with the requirements of Section 5.3 or 6.2(a), as the case may be (including, if necessary, the requirement to have obtained the appropriate appraisals but not including the requirement to have given the applicable 270 days' prior written notice of the Lessee's election to exercise such other option), to the extent applicable to the option specified in any notice delivered by the Lessee pursuant to this proviso. Any notice to renew this Lease delivered by the Lessee pursuant to the proviso to the preceding sentence shall specify the term of the applicable Renewal Term.

       5.4.   Stipulated Loss Values and Termination Values.  Concurrently with
              ---------------------------------------------
the Lessee's exercise of an option to renew this Lease pursuant to Section 5.1, Schedules 2 and 3 shall be modified in order to provide for Stipulated Loss Values and Termination Values for the Facility Assets applicable during the applicable Renewal Term. The amounts which are payable during a Renewal Term as Stipulated Loss Value and Termination Value for the Facility Assets shall equal the Fair Market Sales Value of the Facility Assets at the time.

           Section 6.  Purchase Options.
                       ----------------

       6.1.   Purchase Options.  So long as no Specified Lease Event of Default
              ----------------
shall have occurred and be continuing, and subject to Sections 6.2 and 6.3, the Lessee shall have the right to purchase all, but not less than all, of the
Facility:

       (a) on the date of expiration of the Basic Lease Term or any Renewal Term, at a purchase price equal to the lesser of the Fair Market Sales Value of the Facility Assets as of such date, determined in accordance with Section 6.2(a), and the Fixed Price Purchase Amount;

      (b)  [intentionally omitted];

      (c) on either EBO Date, at a purchase price equal to the applicable EBO Purchase Price;

      (d)  [intentionally omitted]; and

      (e)  if:

              (i) the Lessee shall notify the Lessor that the Lessee or the Operator intends to make

          (or cause or allow to be made) any Modification or series of related Modifications to the Facility Assets under Section 11.3 and/or 11.4 pursuant to a modification plan of the Lessee or the Operator with an estimated cumulative cost exceeding $12,000,000 and, at or following such notice, it is determined that such Modification or series of related Modifications (w) is prohibited by the terms of this Lease or
                                 -
          (x) is prohibited by Revenue Procedure 79-48, 1979-2 C.B. 529 or (y)
           -                                                                -
          notwithstanding a request by the Lessee for financing pursuant to
          Section 11.6(b) hereof, is not to be financed pursuant to a Supplemental Financing,

              (ii) the Lessee shall notify the Lessor that the Lessee or the Operator intends to make (or cause or allow to be made) any Required Modification or series of related Required Modifications to the Facility Assets with an estimated cumulative cost exceeding $12,000,000, and, at or following such notice, it is determined that such Required Modification or series of related Required Modifications
          (w) is prohibited by the terms of this Lease or (x) is prohibited by
           -                                               -
          Revenue Procedure 79-48, 1979-2 C.B. 529 or (y) notwithstanding a
                                                       -
          request by the Lessee for financing pursuant to Section 11.6(b) hereof, is not to be financed pursuant to a Supplemental Financing,

              (iii) the Lessee shall notify the Lessor that the Facility Assets or any portion thereof has suffered damage that the Lessee is obligated to repair, restore or rebuild under Section 11 and the cost of such repair, restoration or rebuilding will be equal to or in excess of $10,000,000 but such damage does not constitute an Event of Loss, and the Lessee or the Operator has elected not to repair, restore or rebuild the Facility Assets as required by Section 11, or

              (iv)  (x) as a result of a Change in Tax Law, there is a material
                     -
          risk that the aggregate amount of Relevant Taxes resulting therefrom would have a present value as of the Monthly Date specified in the notice to purchase given as provided in the fifth sentence of Section 6.2(e) (which Monthly Date shall not, without the Owner Participant's consent, be prior to the second anniversary of the Closing Date), discounted at the Debt Rate, in excess of 0.75% of the Termination Value on such Monthly Date (such 0.75% of the Termination Value on such Monthly Date, the "Threshold Amount") and (y) in the event (I) of the
                                             -                -
          termination of the Lease and the purchase of the Facility by the Lessee on such Monthly Date or (II) the purchase of the Beneficial
                                          --
          Interest by the Lessee on such Monthly Date, an amount of such Relevant Taxes with a present value as of such Monthly Date (calculated as above) at least equal to the Threshold Amount would likely be avoided, as confirmed in reasonable detail by an Officer's Certificate and a legal opinion from independent tax counsel delivered by the Lessee to the Lessor, on the Basic Rent Payment Date (or, in the case of Section 6.1(e)(iv), the Monthly Date) specified in the notice to purchase given as provided in the fifth sentence of Section 6.2(e) (which notice shall specify the event giving rise to the Lessee's right to purchase the Facility Assets pursuant to this Section 6.1(e)), at a purchase price equal to (A) the higher of the
                                                            -
     applicable Termination Value or the Fair Market Sales Value on the applicable Basic Rent Payment Date (or, in the case of Section 6.1(e)(iv), the Monthly Date) in the case of an event described in Section 6.1(e)(i) or 6.1(e)(iii) above or in the case of an event described in Section 6.1(e)(iv) above that results in a purchase after the Second EBO Date (such Fair Market Sales Value to be determined as provided in Section 6.2(e)) or
     (B) the applicable Termination Value on the applicable Basic Rent Payment
      -
     Date (or, in the case of Section 6.1(e)(iv), the Monthly Date) in the case of an event described in Section 6.1(e)(ii) above or in the case of an event described in Section 6.1(e)(iv) above that results in a purchase before the Second EBO Date.

       6.2.   Notice of Election; Manner of Purchase; Transfer After Purchase.
              --------------------------------------- -----------------------
(a) In order to exercise its right to purchase the Facility pursuant to Section 6.1(a), the Lessee shall notify the Lessor in writing at least 365 days prior to
(x) the scheduled expiration of the Basic Lease Term or (y) the scheduled
 -                                                       -
expiration of any Renewal Term then in effect, as the case may be (but in any case not earlier than nine (9) months prior to the applicable Return Arrangement Period), that it desires to obtain an appraisal of the Fair Market Sales Value of the Facility Assets as of such expiration (and, if the Lessee elects, an appraisal as to the matters referred to in the first sentence of Section

5.3). Promptly after the Lessee shall have delivered such notice, the Lessee and the Lessor shall attempt to agree upon such Fair Market Sales Value (and such other matters). If the Lessee and the Lessor shall fail to agree within thirty (30) days after the giving of such notice, such Fair Market Sales Value (and such other matters) shall be determined pursuant to the Appraisal Procedure. At least 270 days prior to the (x) scheduled expiration of the Basic
                                            -
Lease Term or (y) the scheduled expiration of the Renewal Term then in effect,
               -
as the case may be (but in any case not earlier than six (6) months prior to the commencement of the Return Arrangement Period), the Lessee shall, if it desires to exercise an option pursuant to Section 6.1(a), give irrevocable notice to the Lessor in writing stating that the Lessee will purchase the Facility pursuant to
Section 6.1(a) (any such notice, a "Purchase Notice"); provided that the Lessee
                                    ---------------    --------
may, by irrevocable written notice delivered to the Lessor at any time prior to the 60th day preceding the expiration of the Basic Lease Term or prior to the thirtieth (30th) day preceding the scheduled expiration of the Renewal Term then in effect, deem the Lessee's election (pursuant to the applicable Purchase Notice) to purchase the Facility pursuant to Section 6.1(a) at the end of the Basic Lease Term or such Renewal Term an election to renew this Lease pursuant to Section 5.1(a) or (b) so long as, in each case, the Lessee would have been entitled hereunder to elect to exercise such other option on the date of the delivery by the Lessee of the applicable Purchase Notice and so long as the Lessee shall have otherwise complied with the requirements of Section 5.3 (including the requirement to have obtained any necessary appraisals but not including the requirement to have given at least 270 days' prior written notice of the Lessee's election to exercise such other option) to the extent applicable to the renewal option specified in any notice delivered by the Lessee pursuant to this proviso. Any notice to renew this Lease delivered by the Lessee pursuant to the proviso to the preceding sentence shall specify the term of the applicable Renewal Term.

      (b)  [Intentionally Omitted].

      (c)  In order to exercise its right to purchase the Facility pursuant to
Section 6.1(c), the Lessee shall, at least sixty (60) days but not more than 540 days prior to the applicable EBO Date, give irrevocable notice to the Lessor in writing stating that the Lessee will purchase the Facility pursuant to Section 6.1(c).

      (d)  [Intentionally Omitted].

      (e)  In order to exercise its right to purchase the Facility pursuant to
Section 6.1(e)(i) or 6.1(e)(iii) or, after the Second EBO Date, Section 6.1(e)(iv), the Lessee shall notify the Lessor in writing that the Lessee desires to obtain an appraisal of the Fair Market Sales Value of the Facility Assets as of one or more Basic Rent Payment Dates (or, in the case of a purchase pursuant to Section 6.1(e)(iv), Monthly Dates) occurring not more than eighteen
(18) months after the date of such notice. Such appraised Fair Market Sales Value shall be determined without regard to (x) in the case of Section
                                             -
6.1(e)(i), the proposed Modification or Modifications and (y) in the case of
                                                           -
Section 6.1(e)(iii), the damage to the Facility Assets referred to therein;

provided that the giving of an appraisal notice pursuant to the preceding
--------
sentence shall not (i) constitute a notice to purchase under the fifth sentence
                    -
of this Section 6.2(e) or (ii) require the Lessee to give any notice to
                           --
purchase. Promptly after the Lessee shall have given such notice of appraisal, the Lessee and the Lessor shall attempt to agree upon such Fair Market Sales Value. If the Lessee and the Lessor shall fail to agree within thirty (30) days after the giving of such notice, such Fair Market Sales Value shall be determined pursuant to an Appraisal Procedure; provided that the timetable for
                                               --------
such Appraisal Procedure shall be appropriately accelerated to meet the deadlines set forth in the next sentence. In order to exercise its right to purchase under Section 6.1(e), the Lessee shall give irrevocable notice to the Lessor in writing stating that the Lessee intends to purchase the Facility pursuant to Section 6.1(e) on the Basic Rent Payment Date (or, in the case of
Section 6.1(e)(iv), the Monthly Date) specified in such notice occurring not less than sixty (60) days and not more than 365 days after the date of such notice to purchase; provided that any notice to purchase given pursuant to this
                    --------
Section 6.2(e) (i) may be revoked at any time on or prior to the tenth (10th)
                -
Business Day preceding the applicable purchase date if, in the reasonable judgment of the Lessee, the circumstances giving rise to the Lessee's right to exercise a purchase option under Section 6.1(e) have changed and (ii) subject to
                                                                  --
Section 6.2(g), shall be deemed to have been revoked if in the case of such a notice relating to (1) the exercise of a purchase option relating to a situation
                    -
contemplated by Section 6.1(e)(i)(w) or 6.1(e)(ii)(w), the Lessor and the
Owner Participant shall have waived, by the fifteenth (15th) day following the giving of such notice, any default, Lease Default or Lease Event of Default or any right to any indemnification under any Operative Document that arises or results from or that may arise or result from the proposed Modification or Modifications being prohibited by the terms of this Lease and (2) the exercise of a purchase option relating to a situation
           -
contemplated by Section 6.1(e)(i)(x) or 6.1(e)(ii)(x), the Owner Participant shall have waived, by the fifteenth (15th) day following the giving of such notice, any right to any indemnification that it may be entitled to under the Tax Indemnity Agreement arising or resulting from the proposed Modification or Modifications not being permitted by Revenue Procedure 79-48, 1979-2 C.B. 529.

      (f)  On the date of purchase of the Facility pursuant to this Section 6,

(A) the Lessor shall transfer all right, title and interest of the Lessor in and
--
to the Facility, "as is and where is, and with all faults," to the Lessee or as the Lessee may direct, free and clear of Lessor's Liens and Owner Participant's Liens but otherwise without any representation or warranty, upon payment to the Lessor of the purchase price therefor (or, if the Lessee shall have elected to pay the EBO Purchase Price in accordance with the penultimate sentence of this
Section 6.2(f), upon payment of the first installment of such EBO Purchase Price), together with (i) all Basic Rent due and owing prior to such date of
                       -
purchase,(ii) all Supplemental Rent due and owing on or prior to such date of
          --
purchase and any other Supplemental Rent as to which there is no dispute and which is agreed to become due and owing within thirty (30) days of such date and
(iii) if such date of purchase is a Basic Rent Payment Date, all Basic Rent
 ---
payable in arrears on such Basic Rent Payment Date (but, for the avoidance of doubt, not Basic Rent payable in advance in such Basic Rent Payment Date), (B)
                                                                            -
the Lessor shall, at the Lessee's expense, execute and deliver to the Lessee or its designee a deed, bill of sale and assignment, and such other instruments, documents and opinions as the Lessee may reasonably request to evidence the valid consummation of such transfer and shall, at the Lessee's expense, take such actions under Section 6.03 of the Indenture as the Lessee may reasonably request and (C) pursuant to an instrument reasonably satisfactory to the Ground
             -
Lessor, the Lessor and the Lessee, the Lessee shall assume all the obligations of the Lessor as "ground lessee" under the Ground Lease accruing after such date of purchase and the Lessor thenceforth shall be released from such obligations. Notwithstanding anything to the contrary contained herein, so long as no Specified Lease Event of Default exists, the Lessee may, in connection with the exercise by the Lessee of its purchase option under Section 6.1(c), elect to pay the EBO Purchase Price in installments; provided that if (x) the
                                        --------          -

Lessee shall have so elected to pay the EBO Purchase Price in installments and

(y) none of the unsecured debt obligations of the Guarantor shall be rated by
--
either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") within any of such organization's four (4) highest rating categories (AAA, AA, A and BBB and gradations thereof, in the case of S&P, or Aaa, Aa, A and Baa and gradations thereof in the case of Moody's, or any successor categories implemented by either such organization) (or, if neither such organization shall rate such obligations at such time, by any nationally recognized rating organization in the United States of America), the Lessee shall provide or cause to be provided such security for the remaining installments of the EBO Purchase Price as shall be reasonably acceptable to the Owner Participant (it being understood that a continuing lien on the Facility Assets shall meet the requirement of this proviso). Each installment shall be in the amount, and payable on the date, set forth in Schedule 4.

      (g) Notwithstanding anything to the contrary contained in clause (ii) of the proviso to the last sentence of Section 6.2(e), neither the Lessor nor the Owner Participant shall have the right to give the waiver referred to in such clause (and any waiver given thereunder shall be deemed to have been rescinded) if the Lessee notifies the Lessor, not later than ten (10) Business Days after the receipt of a notice of such waiver, that independent tax counsel selected by the Lessee has advised the Lessee that the continuation of this Lease following such waiver will result in a material risk that this Lease will not continue to qualify as a true lease for Federal income tax purposes.

       6.3.   Assumption of Secured Notes.  Notwithstanding the provisions of
              ---------------------------
Sections 6.1 and 6.2 and subject to compliance with Section 3.04 of the Indenture, if, in connection with a purchase by the Lessee of the Facility Assets pursuant to Section 6.1(c) or 6.1(e), as the case may be, the Lessee assumes the Secured Notes pursuant to Section 11.6 of the Participation Agreement, the obligation of the Lessee to pay the purchase price pursuant to
Section 6.1(c) or 6.1(e), as the case may be, shall be satisfied by such assumption of the Secured Notes to the extent of the principal amount of and accrued but unpaid interest, if any, on the Secured Notes so assumed and payment of the remaining portion of the applicable purchase price in cash.

       Section 7.  Early Termination.
                   -----------------

       7.1.   Early Termination Decision.  If (i) the Lessee shall have
              --------------------------       -
determined in good faith that the Facility Assets are obsolete, uneconomic or surplus to the needs of the Lessee or the Guarantor for any reason (including, without limitation, because of the imposition of burdensome Governmental Rules or because the production of paraxylene or benzene by the Facility Assets, as intended by the Lessee on the Closing Date (including in terms of grade and commercial volume), using the MTPX Technology or any part thereof, as intended by the Lessee to be used with the Facility Assets on the Closing Date, is not reasonably feasible as a result of technological problems) or (ii) (A) the
                                                               --   -
Refinery or any portion thereof becomes the subject of a sale, assignment or other transfer agreement to a third party over which the Guarantor, directly or through a Subsidiary, does not exercise majority "control", as defined in the definition of "Affiliate" in Appendix A, and (B) the inclusion of the Site or
                                              -
the Facility or any portion thereof in such transfer is determined by the Lessee or the Guarantor to be an operational or economic prerequisite to the conclusion of the transactions contemplated by such transfer agreement, then, in each case, the Lessee may elect to terminate this Lease in accordance with this Section 7.

       7.2.   Notice of Termination.  (a)  In order to exercise its right to
              ---------------------
terminate this Lease pursuant to Section 7.1, as the case may be, the Lessee shall provide the Lessor with notice in writing at least 120 days but not more than 545 days prior to the Basic Rent Payment Date as of which the Lessee is electing to terminate this Lease (the "Termination Date"), which such notice
                                       ----------------
shall (a) specify whether the Lessee is electing to terminate this Lease
       -
pursuant to clause (i) of Section 7.1 (an election pursuant to such clause (i) being referred to herein as an "Obsolescence Termination Election" and a
                                ---------------------------------
termination pursuant thereto being referred to as an "Obsolescence
                                                       ------------
Termination") or clause (ii) of Section 7.1 (an election pursuant to such clause
-----------
(ii) of Section 7.1 being referred to herein as a "Special Termination
                                                   -------------------
Election" and a termination pursuant thereto being referred to as a "Special
--------                                                              -------
Termination") (a Special Termination Election or an Obsolescence Termination
-----------
Election being referred to herein as a "Termination Election"); (b) specify the
                                        --------------------     -
Termination Date; (c) specify the Termination Value as of the Termination Date
                   -
and (d) in the case of an Obsolescence Termination, specify whether or not the
     -
Lessee is electing to purchase the Facility on the Termination Date pursuant to
Section 7.3(a)(i).

      (b) The Lessee may, at its option, by written notice to the Lessor at any time prior to the date that is twenty-five (25) days prior to the scheduled Termination Date, revoke any Termination Election, in which event this Lease shall not terminate and the reasonable out-of-pocket expenses incurred by the Lessor, the Owner Participant and the Indenture Trustee in connection with such Termination Election shall be borne by the Lessee; provided that the Lessee may
                                                   --------
not exercise its right to revoke a Termination Election more than two times;

provided, however, that if such notice of revocation is given (or deemed to have
--------  -------
been given pursuant to the penultimate sentence of Section 7.4) as a result of the Lessor's failure to make the payments required to be made by it under
Section 7.4, the Lessee shall have no obligation to so reimburse the Lessor or the Owner Participant nor shall the revocation be deemed to be a revocation of a Termination Election for purposes of the penultimate proviso to this sentence.

       7.3.   Right of Lessee to Purchase; Sale of Facility; Termination
              ----------------------------------------------------------
Payment. (a) (i) In the case of an Obsolescence Termination Election, the Lessee shall have the right to purchase the Facility on the Termination Date for a purchase price (the "Termination Purchase Price") equal to the higher of the
                       --------------------------
Termination Value as of the Termination Date and the Fair Market Sales Value of the Facility as of the Termination Date, if, together with such Obsolescence Termination Election, an officer of the Lessee shall have delivered an Officer's Certificate stating that (1) the premises of the Site or the Facility or any
                          -
portion thereof, as the case may be, are required in connection with another business of the Guarantor and (2) no Subsidiary or Affiliate of the Guarantor
                               -
intends to operate the Facility Assets as a paraxylene and benzene production facility whether in its current configuration or after modification. In the case of a Special Termination, the Lessee shall purchase the Facility on the Termination Date at the Termination Purchase Price. Promptly after the Lessee shall have delivered a Termination Election pursuant to Section 7.2(a), for an Obsolescence Termination pursuant to which the Lessee is electing to purchase the Facility or for a Special Termination, the Lessee and the Lessor shall attempt to agree upon the Fair Market Sales Value of the Facility Assets. If the Lessee and the Lessor shall fail to agree within twenty (20) days after the giving of such Termination Election, such Fair Market Sales Value shall be determined pursuant to the Appraisal Procedure (provided that the timetable for
                                                --------
such Appraisal Procedure shall be accelerated appropriately). In the event of any such purchase by the

Lessee, on the Termination Date, the Lessor shall transfer to the Lessee or as the Lessee may direct all right, title and interest of the Lessor in and to the Facility "as is and where is, and with all faults," free and clear of Lessor's Liens and Owner Participant's Liens but otherwise without representation or warranty, upon payment to the Lessor of the Termination Purchase Price, together with (i) all Basic Rent due and owing on or prior to the Termination Date (but
      -
excluding any Basic Rent payable in advance on the Termination Date) and (ii)
                                                                          --
all Supplemental Rent due and owing on or prior to the Termination Date and any other Supplemental Rent as to which there is no dispute and which is agreed to become due and owing within thirty (30) days of the Termination Date. On the Termination Date, (A) the Lessor shall, at the Lessee's expense, execute and
                   -
deliver to the Lessee or as the Lessee may direct a deed, bill of sale or assignment and such other instruments, documents and opinions as the Lessee may reasonably request to evidence the valid consummation of such transfer and shall, at the Lessee's expense, take such actions under Section 6.03 of the Indenture as the Lessee may reasonably request and (B) pursuant to an instrument
                                                    -
reasonably satisfactory to the Ground Lessor, the Lessor and the Lessee, the Lessee shall assume all the obligations of the Lessor as "ground lessee" under the Ground Lease accruing after such date of purchase and the Lessor thenceforth shall be released from such obligations. This Lease and the obligations of the Lessee hereunder shall, on the Termination Date upon the payments set forth in the second preceding sentence, terminate, other than those provisions which by their terms survive the termination or expiration of this Lease.

      (ii) If the Lessee shall have made an Obsolescence Termination Election and shall not have exercised its rights to purchase the Facility as contemplated by clause (i) of this Section 7.3(a), subject to Section 7.4, the Lessee shall, as agent for the Lessor, use commercially reasonable efforts to solicit bids from third parties unaffiliated with the Lessee, the Lessor and the Owner Participant for the cash purchase of the Facility on the Termination Date. The Lessor may also solicit such bids for the cash purchase of the Facility on the Termination Date independent of the Lessee. The Lessee and the Lessor, as the case may be, shall certify to the other in writing the amount and terms of each bid received by it and the name and address of the Person submitting such bid. Subject to Section 7.4, in the event that the Lessee or the Lessor shall have obtained any such bids from any Person other than the Lessee, the Lessor, the Owner Participant or an Affiliate of
any thereof, the Lessor shall sell the Facility on the Termination Date, to the Person that shall have submitted the highest bona fide cash bid.  Upon
                                                 ---- ----
payment to the Lessor of the applicable purchase price in immediately available funds (and all other amounts due pursuant to the second succeeding sentence) on the Termination Date, the Lessor shall sell to the highest bona fide bidder all
                                                           ---- ----
right, title and interest of the Lessor in and to the Facility "as is and where is, and with all faults," free and clear of Lessor's Liens and Owner Participant's Liens but otherwise without representation or warranty. This Lease and the obligations of the Lessee hereunder shall terminate concurrently with such sale and such payment, other than those provisions which by their terms survive the termination or expiration of this Lease. As a condition to the sale of the Facility pursuant to the second preceding sentence, the Lessee shall pay on the Termination Date to the Lessor, in immediately available funds,
(i) an amount equal to the excess, if any, of (A) the Termination Value as of
 -                                             -
the Termination Date over (B) the proceeds of such sale net of sales and other
                           -
transfer taxes and of reasonable out-of-pocket expenses incurred by the Lessor and the Owner Participant in connection with such sale (other than the fees of any broker or finder appointed by the Lessor or the Owner Participant (except a contingent fee payable only upon successful completion of the sale arranged by such broker or finder)); (ii) all Basic Rent due and owing on or prior to the
                          --
Termination Date (but excluding any Basic Rent payable in advance on the Termination Date) and (iii) all Supplemental Rent due and owing on or prior to
                       ---
the Termination Date and any other Supplemental Rent as to which there is no dispute and which is agreed to become due and owing within thirty (30) days of the Termination Date. On the Termination Date, (A) the Lessor shall, at the
                                                 -
Lessee's expense, execute and deliver to the proposed purchaser a deed, bill of sale and assignment and such other instruments, documents and opinions as such Person or the Lessee may reasonably request to evidence the valid consummation of such transfer and shall, at the Lessee's expense, take such actions under
Section 6.03 of the Indenture as the Lessee may reasonably request and (B)
                                                                        -
pursuant to an instrument reasonably satisfactory to the Ground Lessor, the Lessor and the third party purchaser, the third party purchaser shall assume all the obligations of the Lessor as "ground lessee" under the Ground Lease accruing after such date of purchase and the Lessor thenceforth shall be released from such obligations. The Lessee shall not enter into any transaction with the purchaser of the Facility under this Section 7.3(a)(ii) whereby the Lessee or any Affiliate of the Lessee obtains the use of the Facility thereafter (and this provision shall survive the termination of this Lease).

      (b)  In the event that (i) the Lessee shall have exercised (or shall be
                              -
deemed to have exercised pursuant to the penultimate sentence of Section 7.4) a right to revoke a notice of termination pursuant to Section 7.2, (ii) the Lessee
                                                                  --
shall not have purchased the Facility pursuant to Section 7.3(a)(i) or (iii) the
                                                                        ---
highest bona fide final bidder under Section 7.3(a)(ii) shall have failed to
        ---- ----
purchase the Facility pursuant to Section 7.3(a)(ii), then, unless the Lessor shall have retained the Facility pursuant to Section 7.4, this Lease shall remain in full force and effect with respect thereto; provided that the Lessee's
                                                      --------
rights hereunder to effect a termination as of a later date shall not be prejudiced or affected.

       7.4.   Retention of Facility by Lessor upon an Obsolescence Termination.
              ----------------------------------------------------------------
If the Lessee shall have made an Obsolescence Termination Election with respect to the Facility and the Lessee shall have not exercised its right to purchase the Facility pursuant to Section 7.3(a)(i) and the Lessee has not exercised or been deemed to have exercised its right of revocation pursuant to Section 7.2 or this Section 7.4, the Lessor may elect to retain, rather than sell pursuant to
Section 7.3(a)(ii), the Facility by giving irrevocable notice to the Lessee and the Indenture Trustee no earlier than forty-five (45) nor later than thirty (30) days prior to the Termination Date. If the Lessor so elects to retain the Facility and if the Lessee shall not have revoked its Termination Election pursuant to Section 7.2, on the Termination Date (a) the Lessor shall pay to the
                                                  -
Indenture Trustee an amount equal to the unpaid principal amount of, and accrued and unpaid interest on, the Secured Notes then Outstanding to the date of payment and (b) the Lessee shall pay to the Lessor or the Person entitled
             -
thereto as provided in the Operative Documents (i) all Basic Rent due and owing
                                                -
on or prior to the Termination Date (but excluding any Basic Rent payable in advance on the Termination Date) and (ii) all Supplemental Rent (including,
                                      --
without limitation, any Premium) due and owing on or prior to the Termination Date and any other Supplemental Rent as to which there is no dispute and which is agreed to become due and owing within thirty (30) days of the Termination Date but the Lessee shall not be required to pay any amounts pursuant to Section
7.3. Upon payment of the amounts due pursuant to clause (b) of the preceding sentence, this Lease and the obligations of the Lessee hereunder shall terminate (except for provisions which by their terms survive the termination of the Lease) and the Lessor shall, at the Lessee's expense, execute and deliver to the Lessee on the Termination Date such instruments as the Lessee shall reasonably request to evidence such termination of this Lease; provided
                                                                     --------
that the Lessee shall only be required to pay the reasonable costs and expenses incurred by the Lessor and the other parties to the Operative Documents in connection with the execution and delivery of the documents terminating this Lease (it being agreed that the Lessee shall not be liable for any other amounts in connection with such retention and termination). In the event the Lessor fails to pay the amounts specified in clause (a) of the second sentence of this
Section 7.4 or the Lessee fails to pay the amounts specified in clause (b) of such sentence, the Lessee shall be deemed to have revoked its Obsolescence Termination Election pursuant to Section 7.2. If the Lessor shall fail to perform any of its obligations pursuant to this Section 7.4 and, as a result thereof, this Lease shall not be terminated with respect to the Facility on a proposed Termination Date, the Lessor shall thereafter no longer be entitled to exercise its election to retain the Facility upon any subsequent Obsolescence Termination Election pursuant to this Section 7, and the Lessee may at its option, at any time thereafter, submit a new Obsolescence Termination Election pursuant to Section 7.2(a).

       Section 8.  Relinquishment of Possession and Use of Facility Assets.
                   -------------------------------------------------------
Unless the Facility Assets shall have been transferred to the Lessee or its designee pursuant to this Lease, the Lessee, at its own expense, shall relinquish possession and use of the Facility Assets to the Lessor upon the expiration or termination of the Lease Term by surrendering the same to the Lessor at the Site. Upon the return of the Facility Assets pursuant to this
Section 8, the Facility Assets shall be (i) in compliance in all material
                                         -
respects with Section 11 and (ii) in a condition suitable for the production of
                              --
paraxylene using the MTPX Technology or any successor, replacement or improved technology for the production of paraxylene developed by any Affiliate of the Guarantor and necessary for the operation of the Facility Assets following any Modification described in Section 11.5(b) or, if the Lessee so elects in its sole discretion, using any improved disproportionation technology similar to the MTPX Technology or to such successor, replacement or improved technology, developed after the Closing Date, for the production of paraxylene with the Facility Assets; provided that, if and to the extent the Lessee shall have
                 --------
elected not to repair, replace or rebuild any Component or Components (or Replacement Component or Replacement

Components) suffering damage pursuant to the last sentence of Section 11.7(b) and the failure to do so shall have adversely affected in any material respect the value, utility or remaining useful life of the Facility Assets, in addition to the foregoing, on or before such return, the Lessee shall repair, replace or rebuild (or cause to be repaired, replaced or rebuilt) such Component or Components (or Replacement Component or Replacement Components) such that the value, utility and remaining useful life of the Facility Assets as of such return shall be at least equal to the value, utility and remaining useful life the Facility Assets would have had if such Component or Components (or Replacement Component or Replacement Components) had been repaired, replaced or rebuilt upon such damage; provided, further, that, without limiting the
                          --------  -------
obligations of the Lessee under Section 10.9 of the Participation Agreement, nothing contained herein shall be deemed to require the leasing, licensing or other provision of the MTPX Technology or such other disproportionation technology by the Lessee or any Affiliate thereof. In addition, upon the return of the Facility Assets, the Facility Assets shall be free and clear of all Liens other than the Liens described in clauses (a) (other than those of the Lessee) and (b) of the definition of Permitted Liens, and other than such other Permitted Liens as to which the Lessee has provided security or indemnities satisfactory to the Owner Participant. At such time, the Lessee shall cause the assignment, or otherwise arrange for the Lessor to receive the benefit, of any material exemption referred to in clause (ii) to the proviso to the first sentence of Section 11.1. The obligations of the Lessee under this Section 8 shall survive the termination of this Lease.

      Prior to the return of the Facility Assets pursuant to this Section 8, the Lessee shall, at its expense, cause to be conducted an environmental audit of the Facility by an independent environmental engineering firm selected by the Lessee and reasonably acceptable to the Lessor, and, with respect to Environmental Claims arising out of existing circumstances or conditions identified in such environmental audit, the Lessee shall provide an indemnity to the Owner Participant and the Owner Trustee, in form, scope and substance reasonably satisfactory to the Owner Participant, covering such Environmental Claims.

       Section 9.  Quiet Enjoyment; Disclaimer of Warranties.
                   ------------------------------------------

       9.1.   Quiet Enjoyment.  The Lessor warrants and covenants that, unless a
              ---------------
Lease Event of Default shall have occurred and be continuing and this Lease shall have been declared to be in default pursuant to Section 16.1, the Lessee shall be entitled to the quiet use and enjoyment of the benefits of the Facility including the right to uninterrupted possession, use and operation of the Facility, and the Lessor shall not take or permit any Person claiming by, through or under it to take any action inconsistent with the Lessee's rights hereunder or under any of the other Operative Documents or otherwise, through its own actions or inactions, interfere or permit any such Person to interfere with such quiet use or enjoyment or such possession, use or operation or the rights of any permitted sublessee or assignee to such quiet use or enjoyment or such possession, use or operation under any sublease or assignment permitted hereunder (including, without limitation, the rights of the Operator under the Initial Sublease) (it being agreed that, without limiting the liability of the Loan Participant or the Indenture Trustee for any action taken by it in violation of the covenant contained in this sentence, the Owner Trustee shall have no liability for any such action taken by the Loan Participant or the Indenture Trustee unless such action was taken with the consent or at the direction of the Owner Trustee).

       9.2.   Disclaimer of Warranties.  Neither the Lessor, in its individual
              ------------------------
capacity or as Owner Trustee, nor the Owner Participant makes any representations or warranties whether written, oral or implied, with respect to the Facility or any part thereof, except as expressly set forth herein, in
Section 6 or 8 of the Participation Agreement, in any other Operative Document or in any Officer's Certificate of the Trust Company, the Owner Trustee or the Owner Participant, in each case delivered pursuant to the Participation Agreement. As between the Lessor and the Lessee, execution by the Lessee of this Lease shall be conclusive proof of the Lessee's acceptance of the Facility for all purposes hereof and of the commencement of this Lease with respect thereto and that the Facility is satisfactory to the Lessee in all respects. THE LESSEE ACKNOWLEDGES THAT NEITHER THE LESSOR, IN ITS INDIVIDUAL CAPACITY OR AS OWNER TRUSTEE, NOR THE OWNER PARTICIPANT IS A MANUFACTURER OR DEALER IN PROPERTY OF THE KIND OF THE FACILITY OR THE COMPONENTS THEREOF AND THE LESSOR LEASES AND THE LESSEE TAKES THE FACILITY AND EACH PART THEREOF "AS IS

AND WHERE IS, AND WITH ALL FAULTS," AND NEITHER THE LESSOR IN ITS INDIVIDUAL CAPACITY OR AS OWNER TRUSTEE NOR THE OWNER PARTICIPANT SHALL BE DEEMED TO HAVE MADE, AND THE LESSOR IN ITS INDIVIDUAL CAPACITY AND AS OWNER TRUSTEE HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY OTHER THAN THOSE REFERRED TO IN THE SECOND PRECEDING SENTENCE, EITHER EXPRESS OR IMPLIED, AS TO THE FACILITY, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE FACILITY OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, THE ABILITY OF THE FACILITY TO PERFORM ANY FUNCTION, TITLE TO THE FACILITY OR ANY PART THEREOF, THE QUALITY OF THE MATERIALS OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS OR THE PRESENCE OR ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. THE LESSEE CONFIRMS THAT IT HAS SELECTED THE FACILITY AND EACH PART THEREOF ON THE BASIS OF ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS RELIANCE IN CONNECTION WITH SUCH SELECTION UPON ANY STATEMENTS, REPRESENTATIONS OR WARRANTIES MADE BY THE LESSOR OR THE OWNER PARTICIPANT AND THAT THE LESSOR HAS PURCHASED THE FACILITY ASSETS FROM AN AFFILIATE OF THE LESSEE. Nothing contained in this Section 9.2 shall be construed as a waiver of any warranty or other claim against any manufacturer, supplier, dealer, vendor, contractor, subcontractor or installer. The disclaimer of representations and warranties in this Section 9.2 shall survive the expiration or other termination of this Lease.

       9.3.   Enforcement of Warranties.  The Lessor hereby appoints and
              -------------------------
constitutes the Lessee its agent and attorney-in-fact during the Lease Term to assert and enforce, from time to time, in its sole discretion, in the name and for the account of the Lessee, but in all cases at no cost or expense to the Lessor, whatever claims and rights the Lessor may have as the owner of the Facility or otherwise against any manufacturer, supplier, dealer, vendor, contractor, subcontractor or installer of any Component or Replacement
Component of the Facility, and any amount recovered with respect to any such claim or right shall be paid to or retained by the Lessee; provided, however,
                                                           --------  -------
that if this Lease shall have been declared in default pursuant to Section 16.1, such power of attorney shall, at the option of the Lessor, terminate and the Lessor may assert, at the Lessee's expense, such claims and rights. The Lessor shall, at the Lessee's expense, cooperate with the Lessee in connection with the assertion of any such claim or right by the Lessee hereunder.

       Section 10.  Liens.  The Lessee will not, directly or indirectly, create,
                    -----
incur, assume or suffer to exist any Liens on or with respect to all or any part of the Facility Assets, title thereto or any interest therein, other than Permitted Liens, and the Lessee promptly, at its own expense, will take such actions as may be necessary duly to discharge any such Lien not excepted above.

       Section 11.     Operation and Maintenance; Inspection; Replacements and
                       -------------------------------------------------------
     Modifications; Operator.
     -----------------------

       11.1.  Operation and Maintenance.  So long as this Lease is in effect,
              -------------------------
the Lessee will, at its own expense, operate and maintain (or cause the Operator thereof to operate and maintain) the Facility Assets in accordance with the established maintenance, rebuild and repair programs of the Guarantor and its Subsidiaries (and without discriminating against the Facility Assets based on the leased status of the Facility Assets) (including, without limitation, any discrimination with respect to the installation of Required Modifications that may be phased in over a period of time that commences prior to and extends beyond the end of the Lease Term)) so as to keep the Facility Assets in (a) good
                                                                         -
working order and condition and good physical condition, ordinary wear and tear excepted, and in compliance with any applicable requirements of the insurance required to be maintained under Section 13 hereof and (b) compliance in all
                                                       -
material respects with all applicable Governmental Rules and Governmental Actions; provided, however, that the Lessee shall not be obligated to comply
         --------  -------
with any Governmental Rule or Governmental Action (i) whose application or
                                                   -
validity is being contested diligently and in good faith by appropriate proceedings; (ii) compliance with which shall have been excused or exempted by a
              --
nonconforming use permit, waiver, extension or forbearance exempting it from such Governmental Rule or Governmental Action but only to the extent that the Lessee's noncompliance is in accordance therewith; (iii) if good faith efforts
                                                    ---
and appropriate steps are being taken to comply or (iv) if failure of compliance
                                                    --
(individually and in the aggregate with all other instances of continuing noncompliance by the Lessee) would result in no material adverse consequences to the Lessee, the Lessor, any Participant or the Facility so long as, in the case of each of clauses (i) through (iv) of this proviso, neither such failure of compliance nor such contest shall result in (1) any material risk of the sale,
                                             -
forfeiture or loss of any material part of or interest in the Facility, title thereto or the Indenture Estate; (2) any interference with the
                                  -
payment of Basic Rent when due or (3) the imposition of any criminal liability
                                   -
on the part of, or any other material adverse effect on, the Lessor, the Owner Participant or the Indenture Trustee. The Lessor shall have no obligation to maintain, alter, repair, rebuild or replace the Facility or any part thereof, and the Lessee expressly waives (to the extent legally permitted to do so) the right to perform any such action at the expense of the Lessor pursuant to any law at any time in effect.

      Subject to the terms hereof, the Lessee will permit the Facility Assets to be used or operated only for the purposes for which such Facility Assets were designed, by qualified personnel, in accordance with good business practice.
The Lessee shall maintain, or cause to be maintained, books and records relating to operation and maintenance of the Facility Assets and the acquisition and installation of Modifications and the purchase price thereof, all in accordance with the standards applied by any of the Lessee, the Guarantor or the Guarantor's Affiliates with respect to similar equipment owned or leased by any such Person.

       11.2.  Inspection and Reports.  The Lessor, the Owner Participant and the
              ----------------------
Indenture Trustee shall have the right (at each such party's risk and expense (including, without limitation, as to personal injury and death (other than as a result of the gross negligence or willful misconduct of the Lessee or its employees)) to inspect the Facility and the books and records of the Lessee relating thereto to the extent provided in, and subject to the restrictions set forth in, Sections 10.7 and 11.5 of the Participation Agreement. The Lessee shall cause to be prepared and filed in timely fashion, or, in the event the Lessor shall be required to file, the Lessee shall prepare and deliver (or cause to be prepared and delivered) to the Lessor within a reasonable time prior to the date for filing, any reports with respect to the condition or operation of the Facility Assets that shall be required to be filed by any Governmental Rule or Governmental Action.

       11.3.  Required Modifications.  During the Lease Term, the Lessee shall
              ----------------------
make (or cause to be made) all Severable and Nonseverable Modifications to the Facility Assets as may be required from time to time to meet the requirements of clause (b) of Section 11.1 or to maintain any insurance coverage required by
Section 13.1 (subject to the qualifications set forth in such Section) (all such Modifications, "Required Modifications") unless the Lessee shall
                ----------------------
have elected to purchase the Facility Assets pursuant to Section 6.1 or to terminate this Lease pursuant to Section 7.2. The Lessee shall complete (or cause to be completed) all such Required Modifications in a good and workmanlike manner, with reasonable dispatch and (but only to the extent practicable) in a manner which does not decrease the Fair Market Sales Value of the Facility Assets or the remaining useful life or utility of the Facility Assets or cause the Facility Assets to become "limited use property" within the meaning of Revenue Procedure 76-30.

       11.4.  Optional Modifications.  The Lessee may, at no expense to the
              ----------------------
Lessor, make (or cause or allow to be made) such other Severable and Nonseverable Modifications to the Facility Assets not required by Section 11.3 as the Lessee (or the Operator) in its sole discretion deems desirable in the proper conduct of its business; provided that such Modifications are done in a
                                --------
good and workmanlike manner, and do not decrease the Fair Market Sales Value (except to a de minimis extent) of the Facility Assets or decrease the remaining
             -- -------
useful life or utility thereof, assuming that the Facility Assets are then in the condition required by this Lease, or cause the Facility Assets to become "limited use property" within the meaning of Revenue Procedure 76-30.

       11.5.  Title to Modifications and Components; Purchase Option for
              ----------------------------------------------------------
Severable Modifications.  (a) (i) Subject to Section 11.5(b), title to all
-----------------------
Severable Modifications to the Facility Assets not required by any Governmental Rule or Governmental Action shall vest in the Lessee or any Person designated by the Lessee. The Lessee may remove (or allow to be removed) any such Severable Modification prior to or upon the expiration of the Lease Term.

      (ii) Subject to Section 11.5(b), at the time the Facility Assets are returned to the Lessor, the Lessor may purchase at its option for fair market value (determined on a stand-alone basis) any Severable Modifications other than Severable Modifications that contain, relate to or otherwise embody any technology or know-how that is not at the time being marketed by the Lessee (or any of its Affiliates) on a generally commercially available basis to Persons not Affiliated with the Lessee (or any of its Affiliates). The Lessor may exercise its option to purchase such Severable Modifications by giving written notice to such effect delivered to the Lessee not later than ninety (90) days prior to the Support Effective Date (as defined in Section

10.9 of the Participation Agreement) during the applicable Return Arrangement Period. The Lessor and the Lessee shall attempt to agree upon the Fair Market Sales Value of such Severable Modifications as of the expiration of the Basic Lease Term or Renewal Term, as the case may be. If the Lessor and the Lessee shall fail to agree within fifteen (15) days after such written notice, such Fair Market Sales Value of any such Severable Modifications shall be determined by the Appraisal Procedure. If the Lessor shall have exercised its option to purchase any such Severable Modification pursuant to this Section 11.5(a)(ii), the Lessee, if requested by the Lessor, shall furnish to the Lessor a bill of sale or assignment in form and substance reasonably satisfactory to the Lessor, conveying the right, title and interest of the Lessee in and to such Severable Modification.

      (b)  Title to (i) all Replacement Components of the Facility Assets, (ii)
                     -                                                      --
Severable Modifications to the Facility Assets required by any Governmental
Rule or Governmental Action, (iii) Nonseverable Modifications to the Facility
                              ---
Assets and (iv) any Severable Modifications not referred to in clause (ii) above
            --
that are financed by the Lessor pursuant to Section 11.6(b) hereof and Section 14 of the Participation Agreement shall vest in the Lessor free and clear of all Liens except Permitted Liens.

       11.6.  Payment for Modifications and Replacement Components.  (a)  The
              ----------------------------------------------------
Lessee shall be permitted at any time to finance the cost of any Severable Modification to the Facility Assets not required by any Governmental Rule or Governmental Action, directly or indirectly, including, without limitation, on a third party ownership basis.

      (b) The Lessee shall have the right to seek financing from the Lessor as provided in Section 14 of the Participation Agreement for the cost of any Modification, whether or not any such Modification is required by any Governmental Rule or Governmental Action to be made to the Facility Assets. If the Lessee intends to seek financing for any such Modification, the Lessee shall first provide the Lessor and the Owner Participant with written notice of such Modification at least forty-five (45) days prior to the date of such proposed financing. If mutually acceptable terms for any such financing shall not have been agreed to between the Owner Participant and the Lessee within forty-five
(45) days after the receipt by the Owner Participant of the notice from the Lessee referred to in the second sentence of this Section 11.6(b), the cost of such Modification may, at the Lessee's option, be financed by the Lessor as provided in the third sentence of Section 14 of the Participation Agreement and subject to the conditions set forth therein.

       11.7.  Replacement of Components; Removal of Property.  (a)  In the
              ----------------------------------------------
ordinary course of maintenance, service, repair or testing, any Component or Replacement Component may be removed and replaced with a Replacement Component. Any such Replacement Component shall be free and clear of all Liens, except Permitted Liens, and in as good operating condition as, and with a value, utility and useful life at least equal to, the Component or Replacement Component replaced, assuming such replaced Component or Replacement Component was in at least the condition and repair required to be maintained hereunder. Immediately upon any Replacement Component becoming incorporated in the
Facility Assets, without further act, (i) title to such Replacement Component
                                       -
thereupon shall vest in the Lessor and be subject to the Lien of the Indenture,
(ii) such Replacement Component shall become subject to this Lease and be deemed
 --
a part of the Facility Assets for all purposes hereof to the same extent as the Component or Replacement Component it replaced and (iii) title to such removed
                                                    ---
Component or Replacement Component shall vest in the Lessee or such Person as shall be designated by the Lessee, free and clear of all rights of the Lessor, the Indenture Trustee and any Person claiming through the Lessor or the Indenture Trustee and all Lessor's Liens and Owner Participant's Liens, and shall no longer be deemed a Component or a Replacement Component hereunder.

      (b) If, at any time during the Lease Term, the Lessee (or the Operator) shall conclude that any property included in the Facility Assets is obsolete, redundant or unnecessary and can be removed without diminishment of the value or utility of the Facility Assets or reduction of the remaining useful life of the Facility Assets and without causing the Facility Assets to become "limited use property" within the meaning of Revenue Procedure 76-30, the Lessee may remove (or allow to be removed) such property and upon such removal, without further act, title to such property shall vest in the Lessee or in such Person as shall be designated by the Lessee, free of the Lien of the Indenture. In addition, notwithstanding anything contained in this Lease to the contrary but subject to
Section 8 hereof, if an event occurs with respect to any Component or Components (or any Replacement Component or Replacement Components) which would constitute an Event of Loss if such event occurred with respect to the Facility Assets or a Significant Portion thereof, the Lessee shall have no obligation to pay any Stipulated Loss Value in respect of, or to otherwise replace, repair or rebuild, such Component or Components (or any Replacement Component or Replacement Components), so long as the absence or condition of such Component or Components (or any Replacement Component or Replacement Components) is not material to the overall operation of the Facility Assets.

       11.8.  Operator.  The Lessor acknowledges that the Facility Assets will
              --------
be operated initially by the Operator under the Initial Sublease. The Lessee may, in its sole discretion, replace such Operator, with respect to the Facility Assets at any time with any Affiliate of the Lessee or any other Person who is, in the Lessee's reasonable discretion, qualified to operate the Facility Assets.

       Section 12.     Event of Loss.
                       -------------

       12.1.  Notice of Event of Loss.  If there shall occur an Event of Loss,
              -----------------------
the Lessee shall promptly, upon the obtaining of Actual Knowledge thereof, notify the Lessor, the Owner Participant and the Indenture Trustee of the occurrence thereof.

       12.2.  Payment of Stipulated Loss Value, Etc. (a)  If an Event of Loss
              -------------------------------------
with respect to the Facility Assets shall occur, unless the Lessee shall have elected to rebuild the Facility Assets pursuant to Section 12.2(b), the Lessee shall pay to the Lessor as compensation for such Event of Loss, on the date which is the latest Stipulated Loss Value Determination Date occurring not later than 180 days after the date of such Event of Loss, the Stipulated Loss Value for the Facility Assets as of such Stipulated Loss Value Determination Date.
The Lessee shall pay, simultaneously therewith, all Basic Rent due and owing prior to the date of such payment, all Supplemental Rent due and owing on or prior to the date of such payment and any other Supplemental Rent as to which there is no dispute and which is agreed to become due and owing within thirty
(30) days of the date of such payment, and if such Stipulated Loss Value Determination Date is a Basic Rent Payment Date, all Basic Rent payable in arrears on such Basic Rent Payment Date (but, for the avoidance of doubt, not Basic Rent payable in advance on such Basic Rent Payment Date), whereupon (1)
                                                                           -
this Lease and the obligations of the Lessee hereunder shall terminate as of the date of such payment (other than those provisions which by their terms survive the termination or expiration of the Lease), (2) the Lessor shall transfer all
                                              -
right, title and interest of the Lessor in and to the Facility, "as is and where is, and with all faults," to the Lessee or as the Lessee shall direct, free and clear of Lessor's Liens and Owner Participant's Liens but otherwise without representation or warranty, and the Lessor shall, at the Lessee's expense, execute and deliver to the Lessee or as the Lessee shall direct a deed, bill of sale and assignment and such other instruments and documents as the Lessee may reasonably request to evidence the valid consummation of such transfer and shall, at the Lessee's expense, take such actions under Section 6.03 of the Indenture as the Lessee may reasonably request and (3) pursuant to an
                                                    -
instrument reasonably satisfactory to the Ground Lessor, the Lessor and the Lessee, the Lessee shall assume all the obligations of the Lessor as "ground lessee" under the Ground Lease accruing on or after such date of transfer and the Lessor thenceforth shall be released from such obligations.

      (b) At the Lessee's option, the Lessee may determine to rebuild or cause to be rebuilt (or replace or cause to be replaced) the Facility Assets or Significant Portion thereof suffering such Event of Loss so that the Facility Assets will have at least the same value, utility and remaining useful life as the Facility Assets had immediately prior to the Event of Loss (assuming the Facility Assets have been maintained in accordance with the terms of this Lease) and title to each replacement shall immediately vest in the Lessor to the same extent as Components or previous Modifications being replaced or rebuilt. In the event that the Lessee determines to rebuild or cause to be rebuilt (or replace or cause to be replaced) the Facility Assets in accordance with this
Section 12.2(b), the Lessee shall provide written notice of such election within 120 days of the occurrence of the Event of Loss; provided that the Lessee may
                                                 --------
not elect the option set forth in this Section 12.2(b) during such time as a Specified Lease Event of Default shall have occurred and be continuing. In the event that the Lessee shall have elected the option set forth in this Section 12.2(b), no amounts shall be payable under Section 12.2(a) and this Lease shall remain in full force and effect with respect to the Facility Assets. Prior to or at the time that the Lessee determines to rebuild or cause to be rebuilt (or replace or cause to be replaced) the Facility Assets or Significant Portion thereof in accordance with this Section 12.2(b), the Lessee will (i) furnish the
                                                                  -
Lessor with a special warranty bill of sale (which special warranty shall except Permitted Liens) with respect to such Facility Assets or Significant Portion thereof, (ii) enter into such amendments to the Operative Documents as may be
          --
reasonably necessary, (iii) furnish the Lessor with an opinion of the Lessee's
                       ---
counsel (which may be Lessee's general counsel) to the effect that the bill of sale referred to in clause (i) above constitutes an effective instrument for the conveyance of title to such Facility Assets or Significant Portion thereof, (iv)
                                                                             --
furnish the Lessor with an appraisal as to the value and utility of such Facility Assets or Significant Portion thereof and (v) so long as the Indenture
                                                    -
shall not have been satisfied and discharged, cause a financing statement or statements with respect to such Facility Assets or Significant Portion thereof or other requisite documents or instruments to be filed in such place or places as may be necessary in order to perfect the security interest created by or pursuant to the Indenture.

       12.3.  Application of Other Payments upon the Occurrence of an Event of
              ----------------------------------------------------------------
Loss.  Any amounts of condemnation or requisition proceeds received at any time
----
by the Lessor, the Indenture Trustee or the Lessee as a result of the occurrence of an Event of Loss shall be divided between the Lessee and the Lessor as their respective interests may appear, and the amount paid to the Lessor shall reduce the amount that the Lessee is required to pay to the Lessor (but not below zero) pursuant to Section 12.2 (or, if the amount payable pursuant to Section 12.2 has already been paid by the Lessee, the Lessee shall be entitled to retain out of the amounts otherwise payable to the Lessor pursuant to this Section 12.3, the amount that would have been applied in reduction of the amount payable by the Lessee under Section 12.2).

       12.4.  Application of Payments Not Relating to an Event of Loss.
              --------------------------------------------------------
Payments (except for amounts referred to in Section 9.3 and payments under insurance policies described in Section 13, which shall be paid as set forth in
Section 9.3 and Section 13, as the case may be) received at any time by the Lessor, the Indenture Trustee or the Lessee from any Governmental Authority or other Person with respect to any destruction, damage, loss, condemnation, confiscation, theft or seizure of or requisition of title to or use of the Facility Assets or any part thereof not constituting an Event of Loss with respect to the Facility Assets shall be paid over to the Lessee or as it may direct, and all such amounts paid to the Lessee shall be retained by the Lessee.

       12.5.  Other Dispositions.  Notwithstanding the foregoing provisions of
              ------------------
this Section 12, so long as any

Specified Lease Event of Default shall have occurred and be continuing, any amount (except for amounts referred to in Section 9.3 and payments under insurance policies described in Section 13, which shall be paid as set forth in
Section 9.3 and Section 13, as the case may be) that otherwise would be payable to or for the account of, or that otherwise would be retained by, the Lessee pursuant to this Section 12 shall be paid to the Owner Trustee (or to the Indenture Trustee so long as the Facility Assets are subject to the Lien of the Indenture) as security for the obligations of the Lessee under this Lease and, subject to the Indenture, applied against the Lessee's payment obligations hereunder when and as they become due and payable and, at such time thereafter as no Specified Lease Event of Default shall be continuing, such amount shall, to the extent not theretofore applied as provided herein or in the Indenture, be paid promptly to the Lessee or as it may direct; provided that if any such
                                                 --------
amount has been so held as security for more than ninety (90) days after a Specified Lease Event of Default shall have occurred and during which period (i)
                                                                              -
the Lessor shall not have been limited by operation of law or otherwise from exercising remedies hereunder or (ii) the Lessor shall not have commenced to
                                  --
exercise any remedy available to it under Section 16.1, then such amount shall be paid to the Lessee or as it may direct.

       Section 13.     Insurance.
                       ---------

       13.1.  Coverage.  (a)  The Lessee, at its own cost and expense, shall
              --------
carry and maintain or cause to be carried and maintained at all times during the Lease Term with respect to the Facility Assets (i) insurance against loss or
                                                -
damage by fire, lightning and other risks from time to time included under "all-risk" policies, to the extent such insurance is available, in such amounts and in such forms as is consistent with the practice of the Lessee or its Affil-iates for other properties owned or leased by the Lessee's Affiliates and (ii)
                                                                           --
public liability, including personal injury and property damage and comprehensive general liability insurance against claims, including, without limitation, environmental claims arising out of or connected with the possession, use, leasing, operation or condition of the Facility Assets, to the extent such insurance is available, in such amounts and in such forms as is consistent with the practice of the Lessee or its Affiliates for other properties similar to the Facility Assets owned or leased by the Lessee's Affiliates. The insurance required under clause (i) or (ii) of this Section 13.1(a) may be subject to deductible amounts and self-insured retentions as is consis-tent with the Lessee's or its Affiliates' practice for other properties similar to the Facility Assets owned or leased by the Lessee's Affiliates. Such insurance may be carried under blanket policies maintained by or on behalf of the Lessee so long as such policies otherwise comply with the provisions of this
Section 13.

      (b) Any insurance carried in accordance with Section 13.1(a)(i) and (ii) shall provide in the policy or by special endorsement that:

       (i) the Lessor, the Trust Company, the Owner Participant, the Indenture Trustee and the Loan Participant are included as additional insureds in respect of the liability insurance carried in accordance with Section 13.1(a)(ii) and shall provide that no such Person shall have any obligation or liability for payment of premiums in respect of any insurance carried in accordance with Section 13.1(a);

         (ii) the insurer thereunder waives all rights of subrogation against the Lessor, the Indenture Trustee, the Owner Participant and the Loan Participant and waives any right of set-off and counterclaim and any other right to deduction whether by attachment or otherwise;

        (iii) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of the Lessor, the Indenture Trustee, the Owner Participant and the Loan Participant;

         (iv) the respective interests of the Lessor, the Indenture Trustee, the Loan Participant and the Owner Participant under all insurance policies required hereunder shall not be invalidated by any action or inaction of the Lessee or any other Person (other than, with respect to any such insured, such insured), and such insurance shall insure the Lessor, the Indenture Trustee, the Loan Participant and the Owner Participant as their interests may appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Lessee or any other Person (other than, with respect to any such insured, such insured);

       (v) if the insurers cancel such insurance for any reason whatsoever or any materially adverse change is made in policy terms or conditions, or if such insur-ance is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to the Lessor, the Owner Participant, the Loan Participant or the Indenture Trustee for thirty (30) days after receipt by the Lessor, the Owner Participant, the Loan Participant or the Indenture Trustee, respectively, of written notice from such insurers of such cancellation, change or lapse; and

         (vi) with respect to all liability insurance, in as much as the policies are written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

       13.2.  Adjustment of Losses.  Losses, if any, with respect to the
              --------------------
Facility Assets under any property damage policies required to be carried under
Section 13.1(a) shall be adjusted with the insurance companies, including the filing of appropriate proceedings, by the Lessee.

       13.3.  Application of Insurance Proceeds. All proceeds of insurance
              ---------------------------------
maintained pursuant to Section 13.1(a)(i) on account of any damage to or destruction of the Facility Assets or any part thereof shall be paid over to, or retained by, the Lessee or as it may direct.

       13.4.  Additional Insurance.  Nothing in this Section 13 shall prohibit
              --------------------
the Lessee, the Lessor, the Owner Participant or the Indenture Trustee from acquiring or maintaining, at its own expense, additional insurance for its own account with respect to loss or damage to the Facility Assets or any part thereof provided that any such additional insurance shall not interfere with or in any way limit insurance maintained under Section 13.1(a) or increase the amount of any premium payable with respect to any such insurance. The proceeds of any such additional insurance will be for the account of the party maintaining such additional insurance.

       13.5.  Annual Insurance Report.  Prior to December 31 of each year,
              -----------------------
commencing with December 31, 1997, the Lessee will provide to the Lessor, the Owner Participant and the Indenture Trustee an insurance certificate or Officer's Certificate, substantially in the form of the certificate or Officer's Certificate provided by the Lessee pursuant to Section 4.6 of the Participation Agreement, with respect to the insurance then required to be maintained by the Lessee pursuant to this
Section 13.

           Section 14.  Rights to Assign or Lease.
                        -------------------------

       14.1.  Assignment by Lessor; Security for Lessor's Obligations to
              ----------------------------------------------------------
Indenture Trustee.  (a)  EXCEPT AS SET FORTH IN SECTION 14.1(B) OR IN THE THIRD-
-----------------
TO-LAST SENTENCE OF SECTION 19.8, OR UNLESS THE LESSEE AND THE LOAN
PARTICIPANT SHALL HAVE GIVEN THEIR PRIOR WRITTEN CONSENT, THE LESSOR MAY NOT ASSIGN, TRANSFER OR ENCUMBER THIS LEASE OR ALL OR ANY PART OF ITS INTERESTS AND RIGHTS HEREUNDER EXCEPT IN CONNECTION WITH THE EXERCISE OF REMEDIES BY THE LESSOR PURSUANT TO SECTION 16.1 FOLLOWING A DECLARATION BY THE LESSOR PURSUANT TO SUCH SECTION THAT THIS LEASE IS IN DEFAULT.

      (b) In order to secure the indebtedness evidenced by the Secured Notes and certain other obligations as provided in the Indenture, the Indenture provides, among other things, for the assignment by the Lessor to the Indenture Trustee of its right, title and interest in, to and under this Lease to the extent set forth in the Indenture, and for the creation of liens on and security interests in the Facility in favor of the Indenture Trustee. The Lessee hereby consents to such assignment and to the creation of such liens and security interests pursuant to the terms and provisions of the Indenture and to any assignment or other transfer of the Lessor's right, title and interest in, to and under this Lease, which may occur pursuant to the exercise of any remedy set forth in the Indenture. The Lessee (i) acknowledges that such assignment, liens
                                     -
and security interests provide for the exercise by the Indenture Trustee of all rights of the Lessor hereunder to give any consents, approvals, waivers, notices or the like, to make any elections, demands or the like or to take any other discretionary action hereunder, but only in accordance with the Indenture; (ii)
                                                                            --
acknowledges receipt of an executed counterpart of the Indenture as in effect on the date hereof and (iii) agrees that, to the extent provided in the
                        ---
Indenture, the Indenture Trustee shall have all the rights of the Lessor hereunder and, in exercising any right or performing any obligation of the Lessor hereunder, shall be subject to the terms hereof, including, without limitation, Section 9.1 hereof. The Lessee will furnish to the Indenture Trustee counterparts of all notices, certificates, opinions or other documents of any kind required to be delivered hereunder by the Lessee to the Lessor. Notwithstanding any other provision herein, so long as any Secured Notes remain Outstanding, the Lessor hereby directs, and the Lessee agrees that all payments of Basic Rent and all other Rent payable hereunder to the Lessor, other than Excepted Payments and amounts payable under Section 2.4, shall be paid directly to the Indenture Trustee at its account specified in
Schedule 1 to the Participation Agreement or to such other account in the United States of America as may be specified in writing by the Indenture Trustee to the Lessee at least five (5) Business Days prior to the due date thereof.

       14.2.  Assignment and Sublease by Lessee.  The Lessee may, without the
              ---------------------------------
consent of the Lessor, the Owner Participant, the Indenture Trustee, the Loan Participant or any other Person, at any time and from time to time, assign this Lease and all or any of its interests and rights hereunder (including, without limitation, the interests and rights under Section 2.4) to any Person or Persons so long as (i) after giving effect to such assignment, the Guaranty shall remain
            -
in full force and effect and shall constitute a full and unconditional guaranty of the obligations of the assignee hereunder to the same extent as the guaranty of the Lessee's obligations hereunder prior to giving effect to any such assignment; (ii) no Specified Lease Event of Default shall be continuing on the
             --
date any such assignment is effected or after giving effect thereto and (iii)
                                                                         ---
such assignment shall not subject the Lessor or the Owner Participant to regulation by any Governmental Authority to which the Lessor or the Owner Participant would not have been subject but for such assignment. The Lessee may, without the consent of the Lessor, the Owner Participant, the Indenture Trustee, the Loan Participant or any other Person, at any time and from time to time, sublease the Facility and provide any easements or other rights permitted by Section 2.4 to another Person or Persons (including, without limitation, to the Operator pursuant to the Initial Sublease); provided that (i) such sublease
                                                --------       -
shall be expressly subject and subordinate to this Lease (and such sublease shall contain a provision providing that any sublease permitted thereunder shall be so subject and subordinate) and shall in no event continue beyond the Lease Term, (ii) the Lessee shall remain primarily liable under this Lease and all
       --
terms and conditions hereof and of the other Operative Documents shall be complied with as though no such sublease was in existence, (iii) the Guaranty
                                                            ---
shall remain in full force and effect, (iv) such sublease shall not subject the
                                        --
Lessor or the Owner Participant to regulation by any Governmental Authority to which the Lessor or the Owner Participant would not have been subject but for such sublease and (v) no Specified Lease Event of Default shall be continuing at
                   -
the commencement of such sublease.

Any sublessee under a sublease permitted hereunder may sub-sublease the Facility and provide any easements or other rights permitted by Section 2.4 to another Person or Persons under a sub-sublease that otherwise complies with the provisions hereunder applicable to a sublease hereunder. The Lessee shall give prompt written notice to the Lessor of any sublease or sub-sublease of the Facility. The Lessor acknowledges that on the Closing Date the Lessee will sublease the Facility to the Operator pursuant to the Initial Sublease.

       Section 15.  Lease Events of Default.  The term "Lease Event of Default,"
                    -----------------------             ----------------------
wherever used herein, shall mean any of the following events (whatever the reason for such Lease Event of Default and whether it shall be voluntary or involuntary, or come about or be effected by operation of law, or be pursuant to or in compliance with any judgment, decree or order of any court or any Governmental Rule or Governmental Action):

       (a) the Lessee shall fail to pay Basic Rent, Stipulated Loss Value, Termination Value, any purchase price payable pursuant to Section 6 or
     Section 7 or Supplemental Rent payable under Section 3.8 in respect of Premium, if any, payable by the Lessee, in each case within ten (10) Business Days after the date the same becomes due and payable;

       (b) the Lessee shall fail to pay Supplemental Rent or make any other payment (other than (i) Basic Rent, Stipulated Loss Value, Termination
                          -
     Value, any purchase price payable pursuant to Section 6 or Section 7 or Supplemental Rent payable under Section 3.8 in respect of Premium, if any, payable by the Lessee; (ii) any Excepted Payment (unless the Lessor elects
                             --
     to have such failure to make such Excepted Payment constitute a Lease Event of Default) or (iii) any payment under Section 2.4) required to be made by
                     ---
     the Lessee under this Lease or under any other Operative Document for more than fifteen (15) Business Days after the Lessee has received written notice from the Lessor or the Indenture Trustee stating that such payment is due;

       (c) the Lessee shall fail in any material respect to perform or observe any other material covenant or agreement to be performed or observed by it under this Lease or any other Operative Document (other than any covenant or agreement to make any payment referred to in Section 15(a) or (b)) and such failure shall continue for a period of thirty (30) days after receipt by the Lessee of a written notice from the Lessor or the Indenture Trustee specifying such failure and requiring it to be remedied; provided, however, that the continuation of any such failure
                  --------  -------
     for such period of thirty (30) days or such longer period (not to exceed 365 days) after receipt of such notice shall not constitute a Lease Event of Default so long as (i) such failure is curable or correctable and (ii)
                            -                                              --
     the Lessee is diligently pursuing the cure or correction of such failure;

       (d) the Guarantor shall fail in any material respect to perform or observe any covenant or agreement to be performed or observed by it under the Guaranty and such failure shall continue for a period of thirty (30) days after receipt by the Guarantor of a written notice from the Lessor or the Indenture Trustee specifying such failure and requiring it to be remedied; provided, however, that the continuation of any such failure for
               --------  -------
     such period of thirty (30) days or such longer period (not to exceed 365 days) after receipt of such notice shall not constitute a Lease Event of Default so long as (i) such failure is curable or correctable and (ii) the
                         -                                              --
     Guarantor is diligently pursuing the cure or correction of such failure;

       (e) any material representation or warranty made by the Lessee under the Operative Documents (other than the Tax Indemnity Agreement) shall prove to have been inaccurate in any material respect when made, unless such inaccuracy shall not be material to the recipient at the time when the notice referred to below shall have been received by the Lessee or any material adverse impact thereof shall have been cured or corrected within thirty (30) days after receipt by the Lessee of a written notice thereof from the Lessor or the Indenture Trustee; provided, however, that the
                                               --------  -------
     continuation of any such inaccuracy for such period of thirty (30) days or such longer period (not to exceed 180 days) after receipt of such notice shall not constitute a Lease Event of Default so long as (i) any material
                                                               -
     adverse impact of such inaccuracy is curable or correctable and (ii) the
                                                                      --
     Lessee is diligently pursuing the cure or correction of such material adverse impact;

       (f) any material representation or warranty made by the Guarantor under the Guaranty shall prove to have been inaccurate in any material respect when made, unless such inaccuracy shall not be material to the recipient at the time when the notice referred to below shall have been received by the Guarantor or any material adverse impact thereof shall have been cured or corrected within thirty (30) days after receipt by the Guarantor of a written notice thereof from the Lessor or the Indenture Trustee; provided, however, that the continuation of any
                               --------  -------
     such inaccuracy for such period of thirty (30) days or such longer period (not to exceed 180 days) after receipt of such notice shall not constitute a Lease Event of Default so long as (i) any material adverse impact of such
                                          -
     inaccuracy is curable or correctable and (ii) the Guarantor is diligently
                                               --
     pursuing the cure or correction of such material adverse impact;

       (g) the Lessee or the Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself for its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment or taking possession by any such official or agency in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing, or an involuntary case or other proceeding shall be commenced against the Lessee or the Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official or agency of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety
     (90) days;

       (h) the Guaranty shall cease to be in full force and effect or to be the valid, binding and enforceable agreement of the Guarantor or the Guarantor shall repudiate its material obligations thereunder; or

       (i) the Lessee shall fail to maintain (or cause to be maintained) the insurance coverage required by Section 13.1(a);

provided, however, that notwithstanding anything to the contrary contained in
--------  -------
this Section 15, any failure of the Lessee to perform or observe any covenant or agreement specified in Section 15(c) shall not constitute a Lease Event of Default if such failure is caused solely by reason of any event that constitutes an Event of Loss to the Facility Assets (or any event which with lapse of time would constitute such an Event of Loss) or that is described in Section 6.1(e)(iii) so long as the Lessee is continuing to comply with all the applicable terms of Section 12 or Section 6.1(e)(iii), as the case may be.

       Section 16.     Remedies.
                       --------

       16.1.  In General.  Upon the occurrence of any Lease Event of Default and
              ----------
so long as the same shall be continuing, the Lessor, at its option, may declare this Lease to be in default by written notice to such effect given to the Lessee (provided that this Lease shall be deemed to have been declared in default without the necessity of such written notice upon the occurrence of any Event of Default described in paragraph (g) of Section 15), and at any time thereafter, provided such Lease Event of Default shall be continuing, the Lessor may, to the extent permitted by applicable Governmental Rules, exercise one or more of the following remedies, as the Lessor in its sole discretion shall elect:

      (a) the Lessor, by notice to the Lessee, may rescind, cancel or terminate this Lease;

       (b) whether or not this Lease has been terminated, the Lessor may terminate the Lessee's right to possession and demand that the Lessee, and upon the written demand of the Lessor, the Lessee shall, surrender the Facility Assets and return possession of the Facility promptly to the Lessor in the manner and condition required by, and otherwise in accordance with the provisions of, this Lease as if the Facility Assets were being returned at the end of the Lease Term and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith;

       (c) the Lessor may (whether or not the Lessor has taken possession thereof) sell all or any portion of the Facility Assets at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee with respect thereto (except pursuant to Section 10.9 of the Participation Agreement) and without any duty to account to the Lessee with respect to such sale or any proceeds with respect thereto (except to the extent required by paragraph (e) or (f) of this Section 16.1 if the Lessor shall elect to exercise its rights thereunder), in which event if the Lessee has returned possession of the Facility Assets pursuant to
     Section 16.1(b) hereof the Lessee's obligation to pay Basic Rent with respect to the interest sold accruing after the date of such sale shall be terminated or proportionately reduced, as the case may be (except to the extent that Basic Rent is to be included in computations under paragraph
     (e) or (f) of this Section 16.1 if the Lessor shall elect to exercise its rights thereunder);

       (d) the Lessor may hold or lease to others all or a portion of the Facility Assets, as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee with respect thereto (except pursuant to Section 10.9 of the Participation Agreement) and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that, if the Lessee has returned possession of the Facility Assets pursuant to Section 16.1(b) hereof, the Lessee's obligation to pay Basic Rent after the Lessee shall have been deprived of use of all or a portion of the Facility Assets pursuant to this paragraph (d) shall be reduced by the net proceeds, if any, received by the Lessor from leasing all or a portion of the Facility Assets to any Person other than the Lessee for the same periods or any portion thereof;

       (e) whether or not the Lessor shall have exercised or thereafter at any time shall exercise its rights under paragraph (a), (b), (c) or (d) of this Section 16.1, the Lessor may demand, by written notice to the Lessee specifying a payment date which shall be a Stipulated Loss Value Determination Date not earlier than ten (10) Business Days after the date of such notice, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on such specified payment date, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent accruing on or after such specified payment date) and, in the case of the payment described in clause (iii) below, as consideration for the transfer to the Lessee of the Facility Assets, any unpaid Basic Rent due and owing on or prior to such specified payment date (but excluding any Basic Rent payable in advance on such payment date) and any unpaid Supplemental Rent (to whomsoever payable) due and owing on or prior to the date of such payment and any other Supplemental Rent as to which there is no dispute and which is agreed to become due and owing within thirty (30) days of the date of such payment, plus whichever of the following amounts the Lessor, in its sole discretion, shall specify in such notice (together with interest (to the extent permitted by applicable law) on such amount at the Overdue Rate from such specified payment date to the date of actual payment):

            (i) an amount equal to the excess, if any, of Stipulated Loss Value for the Facility Assets as of such specified payment date over the Fair Market Sales Value of the Facility Assets as of such specified payment date (or the last day of the Basic Lease Term, if earlier);

          provided, if the Lessee has failed to return the Facility Assets, the
          --------
          Fair Market Sales Value shall equal zero;

                (ii)  an amount equal to the excess of (1) the present value as
                                                        -
          of such specified payment date of all installments of Basic Rent payable on or after such specified payment date during the remaining balance of the Basic Lease Term (or any Renewal Term then in effect), discounted semi-annually at a rate per annum equal to the Debt Rate, over (2) the present value as of such specified payment date of the
                -
          Fair Market Rental Value of the Facility Assets during the remaining balance of the Basic Lease Term (or any Renewal Term then in effect), discounted semi-annually at a rate per annum equal to the Debt Rate; provided, if the Lessee has failed to return the Facility
                     --------
          Assets, the Fair Market Rental Value shall equal zero;

              (iii) an amount equal to the Stipulated Loss Value for the Facility Assets determined as of such specified payment date, and, in this event, upon full payment by the Lessee of all sums due hereunder, the Lessor shall, without recourse, representation or warranty (other than the absence of Owner Participant's Liens and Lessor's Liens) transfer the Facility to the Lessee, "as is and where is, and with all faults," whereupon this Lease and the Lessee's obligations hereunder shall terminate. The Lessor shall, at the Lessee's expense, (1) execute and
                                                                  -
          deliver to the Lessee a deed, bill of sale and assignment and such other instruments, documents and opinions as the Lessee may reasonably request to evidence the valid consummation of such transfer, (2) take
                                                                        -
          such actions under Section 6.03 of the Indenture as the Lessee may reasonably request and (3) pursuant to an instrument reasonably
                                  -
          satisfactory to the Ground Lessor, the Lessor and the Lessee, the Lessee shall assume all the obligations of the Lessor as "ground lessee" under the Ground Lease accruing after such date of transfer and the Lessor thenceforth shall be released from such obligations;

               (iv) an amount equal to the excess, if any, of Stipulated Loss Value for the Facility Assets, computed as of such specified payment date, over the Fair Market Rental Value of the Facility Assets during the remaining Basic Lease Term (or any Renewal Term then in effect), after discounting such Fair Market Rental Value semi-annually to present value as of such specified payment date at a rate per annum equal to the Debt Rate; provided, if the Lessee has failed to return
                                  --------
          the Facility Assets, the Fair Market Rental Value shall equal zero;

       (f) if the Lessor shall have sold all of the Facility Assets, as a whole or by a series of sales of portions thereof pursuant to paragraph (c) of this Section 16.1 or other right of sale, the Lessor, in lieu of exercising its rights under paragraph (e) of this Section 16.1, may, if it shall so elect, demand that the Lessee pay to the Lessor and the Lessee shall pay to the Lessor on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of Basic Rent accruing on or after the next preceding Basic Rent Payment Date to the date of such sale), any unpaid Basic Rent due and owing on or prior to such next preceding Basic Rent Payment Date

     (but excluding any Basic Rent payable in advance on such Basic Rent Payment Date and accruing with respect to any period from and including the date of such sale) and any other Supplemental Rent due and owing on or prior to the date of such sale and any other Supplemental Rent as to which there is no dispute and which is agreed to become due and owing within thirty (30) days of the date of such sale, plus the amount of any deficiency between Stipulated Loss Value for the Facility Assets, computed as of such next Basic Rent Payment Date, and the proceeds of such sale, together with interest (to the extent permitted by applicable law) at the Overdue Rate on the amount of such Rent, from the due date or dates thereof, and on the amount of such deficiency from the date of such sale, until the date of actual payment; or

       (g)  the Lessor may demand that the Lessee perform its obligations under
     Section 10.9 of the Participation Agreement and under the Support Agreements (and may seek specific performance thereof), and the Lessor may exercise any other right or remedy that may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

       16.2.  Continuing Obligations.  No rescission or termination of this
              ----------------------
Lease, in whole or in part, or repossession of the Facility Assets or exercise of any remedy under Section 16.1 shall, except as specifically provided herein, relieve the Lessee of any of its liabilities and obligations hereunder. The Lessee shall be liable (i) for all reasonable legal fees and other reasonable
                        -
costs and expenses incurred by the Lessor, the Owner Participant, the Loan Participant or the Indenture Trustee by reason of the occurrence of any Lease Event of Default or the exercise of the Lessor's remedies with respect thereto, including all costs and expenses reasonably incurred in placing the Facility Assets in the condition required by Section 8 and (ii) except as otherwise
                                                   --
provided herein, for any and all other accrued and unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies. At any sale of the Facility Assets or any part thereof pursuant to Section 16.1, the Lessor, the Owner Participant, the Loan Participant or the Indenture Trustee may bid for and purchase such property.

       16.3.  Remedies Cumulative.  To the extent permitted by applicable law
              -------------------
and except as provided herein, no remedy under Section 16.1 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under Section 16.1 or otherwise available to the Lessor at law or in equity. No express or implied waiver by the Lessor of any Lease Default or Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Default or Lease Event of Default. The failure or delay of the Lessor in exercising any rights granted it hereunder upon the occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Lessor shall not exhaust the same or constitute a waiver of any other right provided herein.

       Section 17.     Notices.  All communications, notices and consents
                       -------
provided for in this Lease shall be in writing and given in person or by courier or by means of telecopy or other electronic transmission (with provision for assurance of receipt in a manner typical with respect to communications of that type), or mailed by registered or certified first class mail, return receipt requested, addressed to the respective addresses set forth in Schedule 1 to the Participation Agreement, or in each case at such other address as the Person entitled thereto shall from time to time designate by notice in writing to the Lessee and the Lessor. All such communications, notices and consents given in such manner shall be deemed given when received by (or when proffered to, if receipt is refused) the party to whom it is addressed.

       Section 18.     Other Rights.
                       ------------

       18.1.  Lessor's Right to Perform.  If the Lessee shall fail to make any
              -------------------------
payment to be made by it hereunder or shall fail to perform or comply with any of its other agreements contained herein or in any other Operative Document relating to the Facility or this Lease, following written notice to the Lessee, the Lessor may, but shall not be obligated to, cure any default under this Lease that can be cured with the payment of money. The amount of such cure payments and the amount of all reasonable costs and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and expenses) incurred in connection with such cure payments, together with interest thereon (to the extent permitted by applicable law) at the

Overdue Rate, shall be deemed Supplemental Rent payable by the Lessee upon demand.

       18.2.  Performance by Affiliates, Etc.; Rights. Any payment by the
              ---------------------------------------
Guarantor, any Affiliate of the Lessee, any sublessee or the Operator of any amount payable by the Lessee under any Operative Document shall constitute, as between the Lessee and the Lessor, payment of such amount by the Lessee for all purposes of this Lease (including, without limitation, Section 15), and any performance by the Guarantor, any Affiliate of the Lessee, any sublessee or the Operator of any obligation required to be performed by the Lessee under any Operative Document shall constitute, as between the Lessee and the Lessor, performance by the Lessee of such obligation for all purposes of this Lease. Except as otherwise expressly provided herein, any right granted to the Lessee in this Lease shall grant the Lessee the right to exercise such right or permit such right to be exercised by any assignee, sublessee or transferee of the Lessee permitted hereunder or the Operator. The inclusion of specific references to obligations or rights of any such assignee, sublessee or transferee or the Operator in certain provisions of this Lease shall not in any way prevent or diminish the application of the provisions of the sentences immediately preceding with respect to obligations or rights in respect of which specific reference to any such assignee, sublessee or transferee or the Operator has not been made in this Lease.

       Section 19.     Miscellaneous.
                       -------------

       19.1.  Amendments in Writing.  Neither this Lease nor any of the terms
              ---------------------
hereof may be amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which enforcement of such change is sought.

       19.2.  Severability of Provisions.  Any provision of this Lease which may
              --------------------------
be determined by competent authority to be invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable any remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto hereby waive any provision of law which renders any provision hereof invalid or unenforceable in any respect.

       19.3.  Governing Law.  THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY,
              -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

       19.4.  Headings.  The division of this Lease into sections, the provision
              --------
of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Lease.

       19.5.  Counterpart Execution.  This Lease may be executed in any number
              ---------------------
of counterparts and by each of the parties hereto on separate counterparts, all such counterparts together constituting but one and the same instrument, with the counterpart containing the receipt therefor executed by the Indenture Trustee on or immediately following the signature page thereof being deemed the "original executed counterpart" and all other counterparts being deemed duplicates. The Lessee and the Lessor shall cause to be recorded in the real property records of Jefferson County, Texas a short-form of this Lease or a Memorandum of Lease giving notice of this Lease and the purchase options herein and such short-form of Lease or Memorandum of Lease shall not vary the terms of this Lease and for all purposes the terms and conditions of this Lease shall prevail over such short-form Lease or Memorandum of Lease.

       19.6.  Successors and Assigns.  This Lease, including all the terms and
              ----------------------
provisions hereof, shall be binding upon the Lessor and the Lessee and their respective successors and assigns and inure to the benefit of the Lessor and the Lessee and their respective successors and permitted assigns.

       19.7.  Investment of Security Funds.  Any amounts held by the Lessor as
              ----------------------------
security hereunder that would be payable to the Lessee upon satisfaction of any applicable conditions shall be invested and reinvested by the Lessor (or, so long as the Facility Assets shall be subject to the Lien of the Indenture, the Indenture Trustee), from time to time in Permitted Investments at the written direction of the Lessee. The Lessor shall have no liability for any loss resulting from any investment required to be made other than by reason of its willful misconduct or gross negligence. Any net income or gain realized as a result of any such investment or reinvestment shall be applied by the Lessor at the same time, on the same conditions and in the same manner as the amounts in respect of which such income or gain was realized are required to be distributed in accordance with the provisions hereof, or of any other Operative Document pursuant to which such amounts were required to be held. The Lessee shall be responsible for any net loss realized as a result of any such investment or reinvestment in accordance with the terms hereof and shall reimburse the Lessor (or the Indenture Trustee, as the case may be) therefor on demand. Any Permitted Investment may be sold or otherwise reduced to cash (without regard to maturity) by the Lessor or the Indenture Trustee whenever necessary to make any application as required by the terms of this Lease or of any applicable Operative Document.

       19.8.  Immunities; Satisfaction of Undertakings; Successor Owner Trustee.
              ------------------------------------------------------------------
Except as provided in Section 9.2, all and each of the representations, warranties, undertakings and agreements herein made on the part of the Lessor are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding the Lessor personally but are made and intended for the purpose of binding only the Trust Estate, and this Lease is executed and delivered by the Lessor solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement, and, notwithstanding anything in this Lease to the contrary, no personal liability or responsibility is assumed hereunder by, or at any time shall be enforceable against, the Lessor or any successor in trust on account of any representation, warranty, undertaking or agreement hereunder of the Lessor, either expressed or implied, all such personal liability, if any, being expressly waived by the Lessee; provided, however,
                                                         --------  -------
that (a) the Lessee or any Person claiming by, through or under it, making claim
      -
hereunder, may, subject to the terms and conditions hereof, look to the Trust Estate for satisfaction of such liability or responsibility and (b) the Lessor
                                                                 -
or its successor in trust, as applicable, shall be personally liable for its own gross negligence and its failure to distribute funds in accordance with the terms of the Operative Documents (including, without limitation, willful breach of contract) with respect to any Owner Trustee Document or Operative Document to which it is a party or willful misconduct and for the matters described in clauses (i) through (v) of the last sentence of Section 7.1 of the Trust Agreement. Subject to the terms and conditions hereof, each time a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement, such successor Owner Trustee shall, without further act, succeed to all the rights, duties, immunities and obligations of the predecessor Owner Trustee hereunder and under the other Operative Documents and shall be deemed to be the Lessor for all purposes hereof, all without in any way altering the terms of this Lease or such other Operative Documents or the obligations of the Lessee hereunder or thereunder. The Lessee upon receipt of written notice of the appointment of a successor Owner Trustee in accordance with the Operative Documents, promptly shall make such modifications and changes to reflect such appointment as reasonably shall be requested by such successor Owner Trustee in such insurance policies, schedules, certificates and other instruments relating to the Facility or this Lease or the other Operative Documents, all in form and substance reasonably satisfactory to such successor Owner Trustee; provided, however, that the Lessee shall not be required to
               --------
deliver any such policies, schedules, certificates or other instruments except as expressly required by the Operative Documents to which it is a party. Such appointment and designation of a successor Owner Trustee shall not exhaust the right to appoint and designate further successor owner trustees pursuant to the Trust Agreement, and such right may be exercised repeatedly as long as this Lease shall be in effect.

       19.9.  Performance of Obligations to Indenture Trustee and Holders.
              -----------------------------------------------------------
After the Facility Assets shall no longer be subject to the Lien of the Indenture, the provisions of this Lease which require or permit any action by, any consent, approval or authorization of, the furnishing of any document, paper or information to or the performance of any other obligation to, the Indenture Trustee or any Holder shall not be effective, and the Sections hereof containing such provisions shall be read as though there were no such references to any such requirements or permissions.

      19.10.  True Lease.  This Lease is intended as and shall constitute an
              ----------
agreement of lease, and nothing herein shall be construed as conveying to the Lessee any right, title or interest in or to the Facility Assets other than as lessee hereunder, it being expressly understood by the parties hereto that the foregoing does not constitute a covenant, representation or warranty of the Lessee.

      19.11.  Survival of Agreements.  The representations, warranties,
              ----------------------
covenants and indemnities of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Lease, the Investment by the Owner Participant and the purchase of the Secured Notes by the Loan Participant and any disposition of any interest of the Owner Participant or the Lessor in the Facility Assets and shall be and continue in effect notwithstanding any investigation made by any of such parties and the fact that compliance with any of the other terms, provisions or conditions of any of the Operative Documents shall have been waived.

           19.12.  Rule Against Perpetuities.  The parties hereto do not intend
          -------  -------------------------
any interest created by this Lease to be a perpetuity or to be subject to invalidation under any applicable perpetuities rule; however, if the rule is to be applied, then the perpetuities period shall be twenty-one (21) years after the last to die of the currently living great-grandchildren and/or grandchildren and/or children of former United States President George H.W. Bush.

      19.13.  No Merger.  There shall be no merger of the leasehold interests,
              ---------
estates or rights granted to the Lessee under this Lease with any interests, estates or rights of the Lessor in the Facility, it being understood and agreed that such leasehold interests, estates and rights of the Lessee shall be deemed separate and distinct from the Lessor's interests, estates and rights in the Facility, notwithstanding that any such interests, estates or rights shall at any time be held by or vested in the same Person.

      19.14.  Usury.  No provision of this Lease or any other instrument
              -----
relating to this Lease shall require the payment or permit the collection of interest in excess of the maximum nonusurious rate of interest per annum which may be contracted for, charged, taken, received or reserved by the Lessor or any other Person under applicable United States Federal or state law (whichever is higher) now or hereafter enforced with respect to the Lease (the "Maximum
                                                                  -------
Rate"). If any excess interest in such respect is so provided for, or shall be adjudicated to be so provided for, the provisions of this Section 19.14 shall govern, and neither the Lessee nor its successors or assigns shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate, and if any excess interest has theretofore been paid, the excess amount shall, at the option of the Lessor, be (i) applied against the next installment
                                        -
or installments of Basic Rent or (ii) refunded to the Lessee.
                                  --

      19.15.  No Joint Venture.  Any intention to create a joint venture or
              ----------------
partnership relation between the Lessor and the Lessee is hereby expressly disclaimed.

     IN WITNESS WHEREOF, the parties hereto have each caused this Lease to be duly executed as of the date first above written.



                                         WILMINGTON TRUST COMPANY, not in its
                                         individual capacity but solely as Owner
                                         Trustee under the Trust Agreement


                                         By:
                                             ----------------------------------
                                           Name:
                                           Title:



                                          MOBIL CHEMICAL FINANCE (TEXAS) INC.



                                         By:
                                             ----------------------------------
                                           Name:
                                           Title:

AS SET FORTH IN SECTION 14.1 OF THIS LEASE, CERTAIN OF THE RIGHT, TITLE AND INTEREST OF THE LESSOR IN AND TO THIS LEASE HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF STATE STREET BANK AND TRUST COMPANY, AS INDENTURE TRUSTEE, UNDER THE TRUST INDENTURE, DEED OF TRUST, ASSIGNMENT OF LEASE AND SECURITY AGREEMENT, DATED AS OF THE CLOSING DATE, BETWEEN THE LESSOR AND THE INDENTURE TRUSTEE, AS SUCH INDENTURE MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF. THIS LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OF POSSESSION OF ANY EXECUTED COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART THAT CONTAINS THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE ON OR IMMEDIATELY FOLLOWING THE SIGNATURE PAGE THEREOF. THIS COUNTERPART IS NOT THE ORIGINAL EXECUTED COUNTERPART.

                                                      Schedule 1 to the Facility
                                                          Assets Lease Agreement



                               BASIC RENT ACCRUAL
                               ------------------



                     Column A            Column B             Column C
                   Arrears Rent        Advance Rent          Total Rent
                 (As a Percentage    (As a Percentage     (As a Percentage
Payment Date    of Lessor's Cost)    of Lessor's Cost)    of Lessor's Cost)
---------------------------------------------------------------------------

                                                      Schedule 2 to the Facility
                                                          Assets Lease Agreement



                       STIPULATED LOSS VALUE SCHEDULE/1/
                       ------------------------------


         Date [monthly]                      Percentage of
                                             Lessor's Cost
                                             -------------












--------------------
  /1/.  NOTE:  If the event giving rise to an obligation to pay any Stipulated
  ---
               Loss Value occurs and the actual date of the loss of tax benefits resulting from such event shall be earlier or later than the date assumed in calculating the Federal income tax consequences reflected in the applicable Stipulated Loss Value, such Stipulated Loss Value shall be appropriately adjusted upwards or downwards to reflect the actual timing of the loss of such tax benefits, but otherwise based on the same original assumptions.

                                                      Schedule 3 to the Facility
                                                          Assets Lease Agreement



                         TERMINATION VALUE PERCENTAGES
                         -----------------------------


                                      Percentage of
       Date [monthly]                 Lessor's Cost
                                      -------------

                                                      Schedule 4 to the Facility
                                                          Assets Lease Agreement



            EBO DATES, EBO PERCENTAGES AND INSTALLMENT SCHEDULES/2/
            ----------------------------------------------------

Initial EBO Date: July 2, 2002

Initial EBO Percentage: 98.10114400%


Second EBO Date: July 2, 2008

Second EBO Percentage: 74.64000000%

Fixed Price Purchase Amount: The product of 20% and Lessor's Cost

-----------------------

/2./ If the Lessee elects to pay either the Initial EBO Purchase Price or the Second EBO Purchase Price in installments pursuant to Section 6.2(f) of the Lease or Section 16.1 of the Participation Agreement, the installments shall be in the amounts and payable on the dates set forth below (the first installment of which shall be reduced, in the case of an election by the Lessee to purchase the Beneficial Interest pursuant to Section 16.1 of the Participation Agreement, as contemplated in clause (ii) of such Section 16.1):




                                 Initial EBO Installment
Initial EBO                     Percentage (expressed as a
Installment Dates               percentage of Lessor's Cost)
-----------------               ---------------------------
July 2, 2002                         58.93375104%
Sept. 15, 2002                       19.58369648%
Dec. 15, 2002                        19.58369648%

                                  Second EBO Installment
Second EBO                       Percentage (expressed as a
Installment Dates               percentage of Lessor's Cost)
-----------------               ----------------------------
July 2, 2008                         43.52431748%
Sept. 15, 2008                       15.55784126%
Dec. 15, 2008                        15.55784126%

                                                Exhibit A to the
                                                Facility Assets Lease Agreement


                         DESCRIPTION OF FACILITY ASSETS
                         ------------------------------

          The Facility Assets consist of the following pipes, tanks, machinery and equipment located on the tracts of land and in the building described in Annex A hereto, and which together constitute a paraxylene production facility:


           DESCRIPTION                         MATERIAL                                       MANUFACTURER
----------------------------------  ------------------------------  ----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.1 SCRAPER   Stainless steel                 Brighton Custom Fabricating Division - Trinity Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.2 SCRAPER   Stainless steel                 Brighton Custom Fabricating Division - Trinity Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.3 SCRAPER   Stainless steel                 Brighton Custom Fabricating Division - Trinity Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CRYSTALLIZER SCRAPER        Stainless steel                 Brighton Custom Fabricating Division - Trinity Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CRYSTALLIZER SCRAPER        Stainless steel                 Brighton Custom Fabricating Division - Trinity Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE REBOILER                    Carbon steel                    Kinetics Technology International Corp.
------------------------------------------------------------------------------------------------------------------------------------

REACTOR CHARGE HEATER               2.25 Chromium                   Kinetics Technology International Corp.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER REBOILER                 Carbon steel                    Kinetics Technology International Corp.
------------------------------------------------------------------------------------------------------------------------------------

DETOL REBOILER                      Carbon steel                    Kinetics Technology International Corp.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE REBOILER                     Carbon steel                    Kinetics Technology International Corp.
------------------------------------------------------------------------------------------------------------------------------------

PROCESS FLARE STACK                 Carbon steel                    John Zinc Company - A Division of Koch Engineering Company, Inc.

------------------------------------------------------------------------------------------------------------------------------------

BRIDGE CRANE                        Carbon steel                    Philadelphia Tramrail Crane & Hoist Service Company, Inc.
------------------------------------------------------------------------------------------------------------------------------------

CHAIN HOIST FOR COOLING TOWER       Various Materials               Yale
 (T-9601)
------------------------------------------------------------------------------------------------------------------------------------

TOULUENE OVERHEAD ACCUMULATOR       Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE TOWER                       Carbon steel                    Tex Fab Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 FEED TREATER                Carbon steel                    Beaird Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2A FEED TREATER               Carbon steel                    Beaird Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2B FEED TREATER               Carbon steel                    Beaird Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE COMBINED FEED DRUM          Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

REACTOR                             1.25 Chromium -0.5 Molybdenum   Beaird Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

HIGH PRESSURE SEPARATOR             Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

MAKE-UP HYDROGEN KNOCKOUT DRUM      Killed Carbon Steel             Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE COMPRESSOR SUCTION KO DRUM  Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER OVERHEAD ACCUMULATOR     Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL OVERHEAD ACCUMULATOR          Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD ACCUMULATOR        Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE OVERHEAD ACCUMULATOR         Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER TOWER                    Carbon steel                    Tex Fab Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL TOWER                         Carbon steel                    Tex Fab Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE TOWER                       Carbon steel                    Allied Industries Inc.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE TOWER                        Carbon steel                    Tex Fab Inc.
------------------------------------------------------------------------------------------------------------------------------------

VENT GAS SEPARATOR                  Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.1           304 Stainless Steel             Brighton Custom Fabricating Division - Trinity Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.2           304 Stainless Steel             Brighton Custom Fabricating Division - Trinity Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.3           304 Stainless Steel             Brighton Custom Fabricating Division - Trinity Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CRYSTALLIZER                304 Stainless Steel             Brighton Custom Fabricating Division - Trinity Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CRYSTALLIZER                304 Stainless Steel             Brighton Custom Fabricating Division - Trinity Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.1 BOIL      Killed Carbon Steel             Modern Welding Company of Texas, Inc.
 OFF DRUM
------------------------------------------------------------------------------------------------------------------------------------





           DESCRIPTION                         MATERIAL                                       MANUFACTURER
----------------------------------  ------------------------------  ----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.1 BOIL      Killed Carbon Steel             Modern Welding Company of Texas, Inc.
 OFF DRUM
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.2 BOIL      Killed Carbon Steel             Modern Welding Company of Texas, Inc.
 OFF DRUM
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.2 BOIL      Killed Carbon Steel             Modern Welding Company of Texas, Inc.
 OFF DRUM
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.3 BOIL      Killed Carbon Steel             Modern Welding Company of Texas, Inc.
 OFF DRUM
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.3 BOIL      Killed Carbon Steel             Modern Welding Company of Texas, Inc.
 OFF DRUM
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CRYSTALLIZER BOIL OFF DRUM  Killed Carbon Steel             Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CRYSTALLIZER BOIL OFF DRUM  Killed Carbon Steel             Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CRYSTALLIZER BOIL OFF DRUM  Killed Carbon Steel             Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CRYSTALLIZER BOIL OFF DRUM  Killed Carbon Steel             Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 FILTRATE DRUM               Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 MELT DRUM                   Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 FILTRATE DRUM               Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 FILTRATE DRUM               Killed Carbon Steel             Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2/3 MELT DRUM                 Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

ECONOMIZER DRUM                     Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

PROPYLENE RECEIVER DRUM             Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

HOT FLUSH DRUM                      Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

SUCTION DRUM COMP STAGE 1           Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

SUCTION DRUM COMP STAGE 2           Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

SUCTION DRUM COMP STAGE 3           Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION/RECYCLE COMPRESSOR    Stainless steel                 Elliott Company
 LUBE OIL RUNDOWN DRUM
------------------------------------------------------------------------------------------------------------------------------------

FLARE KNOCKOUT DRUM                 Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

FUEL GAS MIX DRUM                   Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STEAM CONDENSATE FLASH DRUM         Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE TOWER TRAYS                 Stainless steel                 Glitch, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER TOWER TRAYS              Stainless steel                 Glitch, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL TOWER TRAYS                   Stainless steel                 Glitch, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE TOWER TRAYS                 Stainless steel                 Glitch, Inc.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE TOWER TRAYS                  Stainless steel                 Glitch, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE OVERHEAD CONDENSER          Carbon steel / Aluminum         GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE OVERHEAD CONDENSER          Carbon steel / Aluminum         GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE DRAG COOLER                 Carbon steel                    Brown Fin Tube
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE SIDE DRAW COOLER            Carbon steel                    GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

HEAVY REFORMATE COOLER              Carbon steel / Aluminum         GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE TOWER FEED/BOTTOMS          Carbon steel                    Ohmstede, Inc.
 EXCHANGER
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE TOWER FEED/BOTTOMS          Carbon steel                    Ohmstede, Inc.
 EXCHANGER
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE TOWER FEED/BOTTOMS          Carbon steel                    Ohmstede, Inc.
 EXCHANGER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 EFFLUENT EXCHANGER          Carbon steel                    Metalforms, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 EFFLUENT EXCHANGER          Carbon steel                    Metalforms, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 EFFLUENT EXCHANGER          Carbon steel                    Metalforms, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 EFFLUENT EXCHANGER          Carbon steel                    Metalforms, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 EFFLUENT EXCHANGER          Carbon steel                    Metalforms, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 EFFLUENT EXCHANGER          Carbon steel                    Metalforms, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 FEED HEATER                 Carbon steel                    Metalforms, Inc.
------------------------------------------------------------------------------------------------------------------------------------

FEED TREATER DRAIN COOLER           Carbon steel                    Brown Fin Tube
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE TOWER FEED/BOTTOMS          Carbon steel                    Ohmstede, Inc.
 EXCHANGER
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE TOWER FEED/BOTTOMS          Carbon steel                    Ohmstede, Inc.
 EXCHANGER
------------------------------------------------------------------------------------------------------------------------------------





           DESCRIPTION                         MATERIAL                                       MANUFACTURER
----------------------------------  ------------------------------  ----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

TOLUENE TOWER FEED/BOTTOMS          Carbon steel                    Ohmstede, Inc.
 EXCHANGER
------------------------------------------------------------------------------------------------------------------------------------

COLD RX FEED/EFFLUENT EXCHANGER     Carbon steel                    Hughes-Anderson Heat Exchangers, Inc.
------------------------------------------------------------------------------------------------------------------------------------

HOT RX FEED/EFFLUENT EXCHANGER      1.25 Chromium - 0.5 Molybdenum  Hughes-Anderson Heat Exchangers, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER FEED/DETOL OVERHEAD      Carbon steel                    Ohmstede, Inc.
 EXCHANGER
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER FEED/DETOL OVERHEAD      Carbon steel                    Ohmstede, Inc.
 EXCHANGER
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER FEED/DETOL OVERHEAD      Carbon steel                    Ohmstede, Inc.
 EXCHANGER
------------------------------------------------------------------------------------------------------------------------------------

REACTOR EFFLUENT AIR COOLER         Carbon steel / Aluminum         GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

REACTOR EFFLUENT AIR COOLER         Carbon steel / Aluminum         GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

RX EFFLUENT COOLER                  Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

RX EFFLUENT COOLER                  Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE/REFRIGERATION COMPRESSOR    Carbon steel                    Elliott Company
 LUBE OIL COOLER
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE/REFRIGERATION COMPRESSOR    Carbon steel                    Elliott Company
 LUBE OIL COOLER
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE/REFRIGERATION COMPRESSOR    Various Materials               Elliott Company
 LUBE OIL RESERVOIR HEATER
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER OVERHEAD CONDENSER       Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER OVERHEAD CONDENSER       Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER FEED/BOTTOMS EXCHANGER   Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER FEED/BOTTOMS EXCHANGER   Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER FEED/BOTTOMS EXCHANGER   Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL OVERHEAD CONDENSER            Carbon steel / Aluminum         GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

DETOL OVERHEAD CONDENSER            Carbon steel / Aluminum         GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER          Carbon steel / Aluminum         GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER          Carbon steel / Aluminum         GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER          Carbon steel / Aluminum         GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER          Carbon steel / Aluminum         GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER          Carbon steel / Aluminum         GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER          Carbon steel / Aluminum         GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE REBOILER                    Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE REBOILER                    Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE PRODUCT COOLER              Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE DRAG COOLER                 Carbon steel                    Brown Fin Tube
------------------------------------------------------------------------------------------------------------------------------------

XYLENE OVERHEAD CONDENSER           Carbon steel / Aluminum         GEA-Rainey Corp
------------------------------------------------------------------------------------------------------------------------------------

MIXED XYLENES COOLER                Carbon steel / Aluminum         GEA-Rainey Corp
------------------------------------------------------------------------------------------------------------------------------------

MAKEUP WATER KNOCKOUT DRUM COOLER   Carbon steel                    Brown Fin Tube
------------------------------------------------------------------------------------------------------------------------------------

CRYSTALLIZER FEED CHILLER           Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

PROPYLENE CONDENSER                 Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 MELT HEATER                 Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2/3 MELT HEATER               Carbon steel                    Ohmstede, Inc.
------------------------------------------------------------------------------------------------------------------------------------

HOT FLUSH HEATER                    Carbon steel                    Brown Fin Tube
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE LUBE OIL         Various Materials               Bird Machine Co.
 EXCHANGER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE SEAL COOLER      Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE SEAL COOLER      Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE SEAL COOLER      Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE SEAL COOLER      Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE HYDR-LUBE OIL    Various Materials               Bird Machine Co.
 COOLER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE HYDR-LUBE OIL    Various Materials               Bird Machine Co.
 COOLER
------------------------------------------------------------------------------------------------------------------------------------





           DESCRIPTION                         MATERIAL                                       MANUFACTURER
----------------------------------  ------------------------------  ----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE HYDR-LUBE OIL    Various Materials               Bird Machine Co.
 COOLER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE HYDR-LUBE OIL    Various Materials               Bird Machine Co.
 COOLER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE HYDR-LUBE OIL    Various Materials               Bird Machine Co.
 COOLER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE HYDR-LUBE OIL    Various Materials               Bird Machine Co.
 COOLER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE HYDR-LUBE OIL    Various Materials               Bird Machine Co.
 COOLER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE HYDR-LUBE OIL    Various Materials               Bird Machine Co.
 COOLER
------------------------------------------------------------------------------------------------------------------------------------

SCREEN BOWL CENTR.  LUBE OIL        Various Materials               Bird Machine Co.
 RESERVOIR HEATER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 1 LUBE OIL       Various Materials               Bird Machine Co.
 IMMERSION HEATER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 2 LUBE OIL       Various Materials               Bird Machine Co.
 IMMERSION HEATER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 3 LUBE OIL       Various Materials               Bird Machine Co.
 IMMERSION HEATER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE LUBE OIL         Various Materials               Bird Machine Co.
 IMMERSION HEATER
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER OFF GAS KNOCKOUT DRUM    Carbon steel                    Modern Welding Company of Texas, Inc.
------------------------------------------------------------------------------------------------------------------------------------

COOLING TOWER FAN                   Various Materials               Marley Cooling Tower
------------------------------------------------------------------------------------------------------------------------------------

COOLING TOWER FAN                   Various Materials               Marley Cooling Tower
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE REBOILER PUMP               Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE REBOILER PUMP               Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE BOTTOMS PUMP                Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE BOTTOMS PUMP                Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE REFLUX PUMP                 Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE REFLUX PUMP                 Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE SIDEDRAW PUMP               Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE SIDEDRAW PUMP               Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE COMBINED FEED PUMP          Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE COMBINED FEED PUMP          Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE COMPRESSOR                  Various Materials               Elliott Company
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION/RECYCLE COMPRESSOR    Various Materials               Elliott Company
 LUBE OIL PUMP
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION/RECYCLE COMPRESSOR    Various Materials               Elliott Company
 LUBE OIL PUMP
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER REBOILER PUMP            Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER REBOILER PUMP            Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER REFLUX PUMP              Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER REFLUX PUMP              Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL REBOILER PUMP                 Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL REBOILER PUMP                 Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL REBOILER PUMP                 Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL REFLUX PUMP                   Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL REFLUX PUMP                   Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE BOTTOMS PUMP                Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE BOTTOMS PUMP                Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE REFLUX PUMP                 Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE REFLUX PUMP                 Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE REBOILER PUMP                Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE REBOILER PUMP                Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE REFLUX PUMP                  Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE REFLUX PUMP                  Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

VENT SEPARATOR HYDROCARBON PUMP     Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

VENT SEPARATOR HYDROCARBON PUMP     Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------





           DESCRIPTION                         MATERIAL                                       MANUFACTURER
----------------------------------  ------------------------------  ----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


STAGE 1 RECIRCULATION PUMP NO.1     Carbon steel / Stainless steel  Lawrence Pumps, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 RECIRCULATION PUMP NO.2     Carbon steel / Stainless steel  Lawrence Pumps, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 RECIRCULATION PUMP NO.3     Carbon steel / Stainless steel  Lawrence Pumps, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE FEED PUMP NO.1   Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE FEED PUMP NO.2   Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE FEED PUMP NO.3   Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 MELT PUMP                   Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 MELT PUMP                   Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 FILTRATE PUMP               Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 FILTRATE PUMP               Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 RECIRCULATION PUMP          Carbon steel / Stainless steel  Lawrence Pumps, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE FEED PUMP        Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 FILTRATE PUMP               Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 FILTRATE PUMP               Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 RECIRCULATION PUMP          Carbon steel / Stainless steel  Lawrence Pumps, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE FEED PUMP        Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 FILTRATE PUMP               Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 FILTRATE PUMP               Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2/3 MELT PUMP                 Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2/3 MELT PUMP                 Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

PROPYLENE COMPRESSOR                Carbon steel / Stainless steel  Elliott Company
------------------------------------------------------------------------------------------------------------------------------------

MIXED XYLENES PUMP                  Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

MIXED XYLENES PUMP                  Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

CENTRIFUGE FEED PUMP SHELF SPARE    Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

CRYSTALLIZER RECIRCULATION PUMP     Carbon steel / Stainless steel  Lawrence Pumps, Inc.
 SHELF SPARE
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE LUBE OIL         Carbon steel / Stainless steel  Bird Machine Co.
 SUPPLY PUMP
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE LUBE OIL         Carbon steel / Stainless steel  Bird Machine Co.
 RETURN POMP
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE SEAL OIL PUMP    Carbon steel / Stainless steel  Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE SEAL OIL PUMP    Carbon steel / Stainless steel  Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE SEAL OIL PUMP    Carbon steel / Stainless steel  Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE SEAL OIL PUMP    Carbon steel / Stainless steel  Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE HYDR-LUBE OIL    Carbon steel / Stainless steel  Bird Machine Co.
 PUMP
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE HYDR-LUBE OIL    Carbon steel / Stainless steel  Bird Machine Co.
 PUMP
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE HYDR-LUBE OIL    Carbon steel / Stainless steel  Bird Machine Co.
 PUMP
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE HYDR-LUBE OIL    Carbon steel / Stainless steel  Bird Machine Co.
 PUMP
------------------------------------------------------------------------------------------------------------------------------------

PURCHASED TOLUENE PUMP              Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

PURCHASED TOLUENE PUMP              Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

COOLING WATER CIRCULATING PUMP      Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

COOLING WATER CIRCULATING PUMP      Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

COOLING WATER CIRCULATING PUMP      Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

PARAXYLENE PRODUCT PUMP             Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

PARAXYLENE PRODUCT PUMP             Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

RFFORMATE FEED PUMP                 Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

REFORMATE FEED PUMP                 Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE PRODUCT PUMP                Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE PRODUCT PUMP                Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------





           DESCRIPTION                         MATERIAL                                       MANUFACTURER
----------------------------------  ------------------------------  ----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

CRYSTALLIZER FEED PUMP              Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

CRYSTALLIZER FEED PUMP              Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

FLARE KNOCKOUT DRUM PUMP            Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

FLARE KNOCKOUT DRUM PUMP            Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

ISBL OILY WATER SEWER SUMP PUMP     Carbon steel / Stainless steel  Ingersoll Dresser Pump Co.
------------------------------------------------------------------------------------------------------------------------------------

ISBL OILY WATER SEWER SUMP PUMP     Carbon steel / Stainless steel  Ingersoll Dresser Pump Co.
------------------------------------------------------------------------------------------------------------------------------------

UDEX UNIT FEED PUMP                 Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

UDEX UNIT FEED PUMP                 Carbon steel / Stainless steel  BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

CAUSTIC METER PUMP                  Various Materials               Calgon Corporation
------------------------------------------------------------------------------------------------------------------------------------

CAUSTIC METER PUMP                  Various Materials               Calgon Corporation
------------------------------------------------------------------------------------------------------------------------------------

DISPERSANT METER PUMP               Various Materials               Calgon Corporation
------------------------------------------------------------------------------------------------------------------------------------

DISPERSANT METER PUMP               Various Materials               Calgon Corporation
------------------------------------------------------------------------------------------------------------------------------------

PHOSPHATE METER PUMP                Various Materials               Calgon Corporation
------------------------------------------------------------------------------------------------------------------------------------

PHOSPHATE METER PUMP                Various Materials               Calgon Corporation
------------------------------------------------------------------------------------------------------------------------------------

REFINERY TANK FARM OILY WATER       Various Materials               Ingersoll Dresser Pump Co.
 SEWER SUMP PUMP
------------------------------------------------------------------------------------------------------------------------------------

REFINERY TANK FARM OILY WATER       Various Materials               Ingersoll Dresser Pump Co.
 SEWER SUMP PUMP
------------------------------------------------------------------------------------------------------------------------------------

WHARF SLOP OIL PUMP                 Various Materials               Ingersoll Dresser Pump Co.
------------------------------------------------------------------------------------------------------------------------------------

WHARF SLOP OIL PUMP                 Various Materials               Ingersoll Dresser Pump Co.
------------------------------------------------------------------------------------------------------------------------------------

DECANT WATER PUMP                   Various Materials               Ingersoll Dresser Pump Co.
------------------------------------------------------------------------------------------------------------------------------------

SKIMMED OIL PUMP                    Various Materials               Ingersoll Dresser Pump Co.
------------------------------------------------------------------------------------------------------------------------------------

REFORMATE FEED PUMP                 Carbon steel                    Ingersoll Dresser Pump Co.
------------------------------------------------------------------------------------------------------------------------------------

REFORMATE FEED PUMP                 Carbon steel                    Ingersoll Dresser Pump Co.
------------------------------------------------------------------------------------------------------------------------------------

SWITCHGEAR SHELTER NO.17            Various Materials               Powell Electrical Manufacturing Company
------------------------------------------------------------------------------------------------------------------------------------

SATELLITE INSTRUMENT SHELTER        Various Materials               No Specific Manufacturer
------------------------------------------------------------------------------------------------------------------------------------

SHELTER FOR ANALYZER                Various Materials               ASEA Brown Boveri
 INSTRUMENTATION
------------------------------------------------------------------------------------------------------------------------------------

CONTINUOUS EMISSIONS MONITORING     Various Materials               No Specific Manufacturer
 SYSTEM
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION/RECYCLE COMPRESSOR    Various Materials               Elliott Company
 LUBE OIL FILTER
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION/RECYCLE COMPRESSOR    Various Materials               Elliott Company
 LUBE OIL FILTER
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION/RECYCLE COMPRESSOR    Various Materials               Elliott Company
 LUBE OIL RESERVOIR
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE COMPRESSOR PROCESS GAS      Various Materials               Elliott Company
 PRIMARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE COMPRESSOR PROCESS GAS      Various Materials               Elliott Company
 PRIMARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION COMPRESSOR PROCESS    Various Materials               Elliott Company
 GAS PRIMARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION COMPRESSOR PROCESS    Various Materials               Elliott Company
 GAS PRIMARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE COMPRESSOR SEAL GAS         Various Materials               Elliott Company
 PRIMARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE COMPRESSOR SEAL GAS         Various Materials               Elliott Company
 PRIMARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION COMPRESSOR SEAL GAS   Various Materials               Elliott Company
 PRIMARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

 REFRIGERATION COMPRESSOR SEAL
 GAS PRIMARY FILTER                 Various Materials               Elliott Company
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE COMPRESSOR PROCESS GAS      Various Materials               Elliott Company
 SECONDARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE COMPRESSOR PROCESS GAS      Various Materials               Elliott Company
 SECONDARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION COMPRESSOR PROCESS    Various Materials               Elliott Company
 GAS SECONDARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION COMPRESSOR PROCESS    Various Materials               Elliott Company
 GAS SECONDARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE COMPRESSOR SEAL GAS         Various Materials               Elliott Company
 SECONDARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE COMPRESSOR SEAL GAS         Various Materials               Elliott Company
 SECONDARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION COMPRESSOR SEAL GAS   Various Materials               Elliott Company
 SECONDARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION COMPRESSOR SEAL GAS   Various Materials               Elliott Company
 SECONDARY FILTER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE NO. 1            Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------





           DESCRIPTION                         MATERIAL                                       MANUFACTURER
----------------------------------  ------------------------------  ----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE NO. 2            Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE NO. 3            Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE                  Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE                  Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE LUBE OIL FILTER  Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE LUBE OIL FILTER  Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE LUBE OIL         Various Materials               Bird Machine Co.
 RESERVOIR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE SUCTION FILTER   Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE SEAL OIL FILTER  Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE SEAL OIL FILTER  Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE SEAL OIL FILTER  Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE SEAL OIL FILTER  Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE HYDR-LUBE OIL    Various Materials               Bird Machine Co.
 SUCTION FILTER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE HYDR-LUBE OIL    Various Materials               Bird Machine Co.
 SUCTION FILTER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE HYDR-LUBE OIL    Various Materials               Bird Machine Co.
 SUCTION FILTER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE HYDR-LUBE OIL    Various Materials               Bird Machine Co.
 SUCTION FILTER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 1 HYDR-LUBE      Various Materials               Bird Machine Co.
 OIL FILTER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 1 HYDR-LUBE      Various Materials               Bird Machine Co.
 OIL FILTER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 2 HYDR-LUBE      Various Materials               Bird Machine Co.
 OIL FILTER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 2 HYDR-LUBE      Various Materials               Bird Machine Co.
 OIL FILTER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 3 HYDR LUBE      Various Materials               Bird Machine Co.
 OIL FILTER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 3 HYDR-LUBE      Various Materials               Bird Machine Co.
 OIL FILTER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE 1 HYDR LUBE      Various Materials               Bird Machine Co.
 OIL FILTER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE 1 HYDR LUBE      Various Materials               Bird Machine Co.
 OIL FILTER
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 1 SEAL OIL       Various Materials               Bird Machine Co.
 RESERVOIR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 2 SEAL OIL       Various Materials               Bird Machine Co.
 RESERVOIR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 3 SEAL OIL       Various Materials               Bird Machine Co.
 RESERVOIR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE 1 SEAL OIL       Various Materials               Bird Machine Co.
 RESERVOIR
------------------------------------------------------------------------------------------------------------------------------------

 STAGE 1 CENTRIFUGE 1 HYDR-LUBE
 OIL RESERVOIR                      Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 2 HYDR-LUBE      Various Materials               Bird Machine Co.
 OIL RESERVOIR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 3 HYDR-LUBE      Various Materials               Bird Machine Co.
 OIL RESERVOIR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE 2 HYDR-LUBE      Various Materials               Bird Machine Co.
 OIL RESERVOIR
------------------------------------------------------------------------------------------------------------------------------------

PARAXYLENE UNIT OILY WATER SEWER    Carbon steel                    Fabrication Unlimited Corp.
 SUMP LIFT STATION
------------------------------------------------------------------------------------------------------------------------------------

COOLING TOWER CHLORINATOR           Various Materials               Datum Company
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE REBOILER PUMP MOTOR         Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE REBOILER PUMP MOTOR         Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE BOTTOMS PUMP MOTOR          Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE BOTTOMS PUMP MOTOR          Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE REFLUX PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE REFLUX PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE SIDEDRAW PUMP MOTOR         Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE SIDEDRAW PUMP MOTOR         Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------





           DESCRIPTION                         MATERIAL                                       MANUFACTURER
----------------------------------  ------------------------------  ----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

TOLUENE SIDE DRAW COOLER MOTOR      Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE SIDE DRAW COOLER MOTOR      Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

HEAVY REFORMATE COOLER MOTOR        Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

HEAVY REFORMATE COOLER MOTOR        Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE COMBINED FEED PUMP MOTOR    Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

TOLUENE COMBINED FEED PUMP MOTOR    Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION/RECYCLE COMPRESSOR    Various Materials               Elliott Company
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION/RECYCLE COMPRESSOR    Various Materials               Elliott Company
 LUBE OIL PUMP MOTOR
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION/RECYCLE COMPRESSOR    Various Materials               Elliott Company
 LUBE OIL PUMP MOTOR
------------------------------------------------------------------------------------------------------------------------------------

REACTOR EFFLUENT AIR COOLER MOTOR   Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

REACTOR EFFLUENT AIR COOLER MOTOR   Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

REACTOR EFFLUENT AIR COOLER MOTOR   Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

REACTOR EFFLUENT AIR COOLER MOTOR   Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER REBOILER PUMP MOTOR      Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER REBOILER PUMP MOTOR      Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER REFLUX PUMP MOTOR        Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STABILIZER REFLUX PUMP MOTOR        Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL REBOILER PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL REBOILER PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL REBOILER PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL REFLUX PUMP MOTOR             Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL REFLUX PUMP MOTOR             Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE BOTTOMS PUMP MOTOR          Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE BOTTOMS PUMP MOTOR          Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE REFLUX PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE REFLUX PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE REBOILER PUMP MOTOR          Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE REBOILER PUMP MOTOR          Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE REFLUX PUMP MOTOR            Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE REFLUX PUMP MOTOR            Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

VENT SEPARATOR PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

VENT SEPARATOR PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

DETOL OVERHEAD CONDENSER MOTOR      Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

DETOL OVERHEAD CONDENSER MOTOR      Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

DETOL OVERHEAD CONDENSER MOTOR      Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

DETOL OVERHEAD CONDENSER MOTOR      Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------





           DESCRIPTION                         MATERIAL                                       MANUFACTURER
----------------------------------  ------------------------------  ----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE OVERHEAD CONDENSER MOTOR    Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE OVERHEAD CONDENSER MOTOR     Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

XYLENE OVERHEAD CONDENSER MOTOR     Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

MIXED XYLENES COOLER MOTOR          Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

MIXED XYLENES COOLER MOTOR          Various Materials               GEA-Rainey Corp.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 RECIRCULATION PUMP NO.1     Various Materials               Lawrence Pumps, Inc.
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 RECIRCULATION PUMP NO.2     Various Materials               Lawrence Pumps, Inc.
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 RECIRCULATION PUMP NO.3     Various Materials               Lawrence Pumps, Inc.
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE FEED PUMP NO.1   Various Materials               BW-IP International, Inc.
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE FEED PUMP NO.2   Various Materials               BW-IP International, Inc.
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE FEED PUMP NO.3   Various Materials               BW-IP International, Inc.
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 MELT PUMP MOTOR             Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 MELT PUMP MOTOR             Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 FILTRATE PUMP MOTOR         Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 FILTRATE PUMP MOTOR         Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 RECIRCULATION PUMP MOTOR    Various Materials               Lawrence Pumps, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE FEED PUMP MOTOR  Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 FILTRATE PUMP MOTOR         Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 FILTRATE PUMP MOTOR         Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 RECIRCULATION PUMP MOTOR    Various Materials               Lawrence Pumps, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE FEED PUMP MOTOR  Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 FILTRATE PUMP MOTOR         Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 FILTRATE PUMP MOTOR         Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2/3 MELT PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2/3 MELT PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

MIXED XYLENES PUMP MOTOR            Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

MIXED XYLENES PUMP MOTOR            Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.1 GEAR      Various Materials               Vendor-supplied package
 DRIVE MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.2 GEAR      Various Materials               Vendor-supplied package
 DRIVE MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO.3 GEAR      Various Materials               Vendor-supplied package
 DRIVE MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CRYSTALLIZER GEAR DRIVE     Various Materials               Vendor-supplied package
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CRYSTALLIZER GEAR DRIVE     Various Materials               Vendor-supplied package
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 1 MOTOR          Various Materials               Reliance Electric Company
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 2 MOTOR          Various Materials               Reliance Electric Company
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 3 MOTOR          Various Materials               Reliance Electric Company
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE MOTOR            Various Materials               Reliance Electric Company
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE MOTOR            Various Materials               Reliance Electric Company
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE LUBE OIL PUMP    Various Materials               Bird Machine Co.
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE I SEAL OIL       Various Materials               Bird Machine Co.
 PUMP MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 2 SEAL OIL       Various Materials               Bird Machine Co.
 PUMP MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE 3 SEAL OIL       Various Materials               Bird Machine Co.
 PUMP MOTOR
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE SEAL OIL PUMP    Various Materials               Bird Machine Co.
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

PURCHASED TOLUENE PUMP MOTOR        Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

PURCHASED TOLUENE PUMP MOTOR        Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

COOLING WATER CIRCULATION PUMP      Various Materials               BW-IP International, Inc.
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------





           DESCRIPTION                         MATERIAL                                       MANUFACTURER
----------------------------------  ------------------------------  ----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

COOLING WATER CIRCULATION PUMP      Various Materials               BW-IP International, Inc.
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

COOLING WATER CIRCULATION PUMP      Various Materials               BW-IP International, Inc.
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

PARAXYLENE PRODUCT PUMP MOTOR       Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

PARAXYLENE PRODUCT PUMP MOTOR       Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

REFORMATE FEED PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

REFORMATE FEED PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE PRODUCT PUMP MOTOR          Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

BENZENE PRODUCT PUMP MOTOR          Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

CRYSTALLIZER FEED PUMP MOTOR        Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

CRYSTALLIZER FEED PUMP MOTOR        Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

FLARE KNOCKOUT DRUM PUMP MOTOR      Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

FLARE KNOCKOUT DRUM PUMP MOTOR      Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

ISBL OILY WATER SEWER SUMP PUMP     Various Materials               Ingersoll Dresser Pump Co.
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

ISBL OILY WATER SEWER SUMP PUMP     Various Materials               Ingersoll Dresser Pump Co.
 MOTOR
------------------------------------------------------------------------------------------------------------------------------------

UDEX UNIT FEED PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

UDEX UNIT FEED PUMP MOTOR           Various Materials               BW-IP International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

CAUSTIC METER PUMP MOTOR            Various Materials               Calgon Corporation
------------------------------------------------------------------------------------------------------------------------------------

CAUSTIC METER PUMP MOTOR            Various Materials               Calgon Corporation
------------------------------------------------------------------------------------------------------------------------------------

DISPERSANT METER PUMP MOTOR         Various Materials               Calgon Corporation
------------------------------------------------------------------------------------------------------------------------------------

DISPERSANT METER PUMP MOTOR         Various Materials               Calgon Corporation
------------------------------------------------------------------------------------------------------------------------------------

PHOSPHATE METER PUMP MOTOR          Various Materials               Calgon Corporation
------------------------------------------------------------------------------------------------------------------------------------

PHOSPHATE METER PUMP MOTOR          Various Materials               Calgon Corporation
------------------------------------------------------------------------------------------------------------------------------------

BRIDGE MOTOR-BRIDGE CRANE           Various Materials               Eurodrive
------------------------------------------------------------------------------------------------------------------------------------

BRIDGE MOTOR-BRIDGE CRANE           Various Materials               Eurodrive
------------------------------------------------------------------------------------------------------------------------------------

HOIST MOTOR-BRIDGE CRANE            Various Materials               Eurodrive
------------------------------------------------------------------------------------------------------------------------------------

REFORMATE FEED PUMP MOTOR           Various Materials               Ingersoll Dresser Pump Co.
------------------------------------------------------------------------------------------------------------------------------------

REFORMATE FEED PUMP MOTOR           Various Materials               Ingersoll Dresser Pump Co.
------------------------------------------------------------------------------------------------------------------------------------

COOLING TOWER FAN MOTOR             Various Materials               Marley Cooling Tower
------------------------------------------------------------------------------------------------------------------------------------

COOLING TOWER FAN MOTOR             Various Materials               Marley Cooling Tower
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE/REFRIGERATION COMPRESSOR    Various Materials               Elliott Company
 GEAR BOX
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO. 1 GEAR     Various Materials               Vendor-supplied package
 DRIVE
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO. 2 GEAR     Various Materials               Vendor-supplied package
 DRIVE
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CRYSTALLIZER NO. 3 GEAR     Various Materials               Vendor-supplied package
 DRIVE
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CRYSTALLIZER GEAR DRIVE     Various Materials               Vendor-supplied package
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CRYSTALLIZER GEAR DRIVE     Various Materials               Vendor-supplied package
------------------------------------------------------------------------------------------------------------------------------------

BRIDGE SPEED REDUCER                Various Materials               Eurodrive
------------------------------------------------------------------------------------------------------------------------------------

HOIST SPEED REDUCER                 Various Materials               Yale
------------------------------------------------------------------------------------------------------------------------------------

RECYCLE COMPRESSOR SEAL BUFFER      Various Materials               Elliott Company
 GAS SKID
------------------------------------------------------------------------------------------------------------------------------------

REFRIGERATION/RECYCLE COMPRESSOR    Various Materials               Elliott Company
 LUBE OIL SKID UNIT
------------------------------------------------------------------------------------------------------------------------------------

PROPYLENE COMPRESSOR SEAL BUFFER    Various Materials               Elliott Company
 GAS SKID
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE LUBE OIL SKID    Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 3 CENTRIFUGE NITROGEN SEAL    Various Materials               Bird Machine Co.
 SYSTEM
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE SEAL OIL SKID    Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE SEAL OIL SKID    Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 1 CENTRIFUGE SEAL OIL SKID    Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------

STAGE 2 CENTRIFUGE SEAL OIL SKID    Various Materials               Bird Machine Co.
------------------------------------------------------------------------------------------------------------------------------------





           DESCRIPTION                         MATERIAL                                       MANUFACTURER
----------------------------------  ------------------------------  ----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


COOLING TOWER                       Various Materials               Marley Cooling Tower
------------------------------------------------------------------------------------------------------------------------------------

BENZENE PROVER TANK                 Carbon steel                    No Specific Manufacturer
------------------------------------------------------------------------------------------------------------------------------------

BENZENE PROVER TANK                 Carbon steel                    No Specific Manufacturer
------------------------------------------------------------------------------------------------------------------------------------

CRYSTALLIZER FEED TANK              Carbon steel                    No Specific Manufacturer
------------------------------------------------------------------------------------------------------------------------------------

PARAXYLENE PRODUCT TANK             Carbon steel                    No Specific Manufacturer
------------------------------------------------------------------------------------------------------------------------------------

PARAXYLENE PROVER TANK              Carbon steel                    No Specific Manufacturer
------------------------------------------------------------------------------------------------------------------------------------

PARAXYLENE PROVER TANK              Carbon steel                    No Specific Manufacturer
------------------------------------------------------------------------------------------------------------------------------------

SUPPORT EQUIPMENT REQUIRED FOR      Various Materials               No Specific Manufacturer
 THE OPERATION OF THE PARAXYLENE
 PRODUCTION FACILITY COMPRISING
 PROCESS PIPING, POWER
 DISTRIBUTION PANELS, MOTOR
 CONTROL CENTERS, ELECTRONIC
 CONTROLS AND INSTRUMENTATION
------------------------------------------------------------------------------------------------------------------------------------

